Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 12, 2026 (this “Amendment”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES HOLDINGS UK LIMITED, a company incorporated and registered under the laws of England and Wales with registration number 06475363 (the “Foreign Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Domestic Borrower, the Foreign Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

The Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrowers.

Fifth Third Bank, National Association (successor by merger to Comerica Bank, N.A., the “Exiting Lender”), by its execution of this Amendment, and upon payment in full of its Obligations and satisfaction of the conditions set forth herein, will cease to be a Lender for all purposes under the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.
Amendments to Credit Agreement.
(a)
Existing Credit Agreement. The Existing Credit Agreement shall be and hereby is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), to add the underlined text (indicated textually in the same manner as the following example: underlined text), and to move text (indicated textually in the same manner as the following example: moved text), as set forth in the pages attached hereto as Exhibit A (the Existing Credit Agreement, as so amended, the “Credit Agreement”).
(b)
Schedules to Credit Agreement. Each of Schedule 2.01 (Commitments and Applicable Percentages), Schedule 5.09 (Environmental Matters), Schedule 5.17 (Intellectual Property Matters), Schedule 7.02 (Existing Indebtedness), Schedule 7.09 (Burdensome Agreements) and Schedule 11.02 (Administrative Agent’s Office, Certain Addresses for Notices) of the Credit Agreement are hereby replaced in their entirety with Schedule 2.01 (Commitments and Applicable Percentages), Schedule 5.09 (Environmental Matters), Schedule 5.17 (Intellectual Property Matters), Schedule 7.02 (Existing Indebtedness), Schedule 7.09 (Burdensome Agreements) and Schedule 11.02 (Administrative Agent’s Office, Certain Addresses for Notices), respectively, attached hereto as Exhibit B.

(c)
Exhibits to Credit Agreement. Exhibit D (Compliance Certificate) of the Credit Agreement is hereby replaced in its entirety with Exhibit D attached hereto as Exhibit C.
3.
Exiting Lender. The parties hereto acknowledge and agree that simultaneously with the Amendment Effective Date, the Revolving Commitment of each Revolving Lender shall be as set forth in Schedule 2.01 of the Credit Agreement (as amended hereby), and the outstanding amount of the Revolving Credit Loans (the “Outstanding Loans”) (after giving effect to any repayment or reduction thereof with the proceeds of any applicable sources) shall be reallocated in accordance with such Revolving Credit Commitments (and the principal amount of Revolving Credit Loans held by the Exiting Lender shall be $0.00), and the requisite assignments shall be deemed to be made in such amounts among the Lenders (including the Exiting Lender) with the same force and effect as if such assignments were evidenced by applicable Assignment and Assumptions. Notwithstanding anything to the contrary in Section 11.06 of the Credit Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption under the Credit Agreement but without the payment of any related assignment fee or pro rata assignment requirement in Section 11.06(b) of the Credit Agreement, and no other documents or instruments, shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived). On the Amendment Effective Date, the Lenders (including the Exiting Lender) shall make full cash settlement with one another with respect to the Outstanding Loans, Revolving Credit Commitments and Revolving Credit Exposure, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Revolving Credit Commitments and Revolving Credit Exposure, such that after giving effect to such settlements the Revolving Credit Commitments of each Lender as of the Amendment Effective Date shall be as set forth on Schedule 2.01 of the Credit Agreement (and in the case of the Exiting Lender, the Exiting Lender’s principal, interest and other Obligations shall be paid in full).
4.
Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent (the date on which all such conditions precedent are satisfied (or waived), the “Amendment Effective Date”):
(a)
The Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g., “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified:
(i)
counterparts to this Amendment executed by each Loan Party, each Lender (including the Exiting Lender), and the Administrative Agent;
(ii)
the favorable opinions of Stubbs Alderton Markiles, LLP and Allen Overy Shearman Sterling US LLP, as counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties, this Amendment and the other Loan Documents as the Administrative Agent may reasonably request;
(iii)
a favorable opinion of Simmons & Simmons LLP, English counsel to the Administrative Agent, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties, this Amendment and the other Loan Documents as the Administrative Agent may reasonably request;
(iv)
an officer’s certificate of each Loan Party, dated the Amendment Effective Date, certifying as to the organizational documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party and the good standing, existence or its equivalent of each Loan Party and attaching an incumbency certificate for each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party (including specimen signatures);
(v)
any pledge agreements, charges, debentures, deeds of guarantee, amendments, modifications and confirmations, authorizing resolutions, legal opinions and such other agreements, documents, certificates, filings, notarizations, recordations and searches as may be required under English law to ensure (a) the creation and perfection of security interests (or the continuation and continuing perfection thereof) in favor of the Secured Parties in all Collateral pledged under English law pursuant to the Loan Documents (as defined in the Existing Credit Agreement) and (b) the creation (or continuation of) legally valid and binding guarantees provided by the Foreign Loan Parties, including, without limitation, with respect to both of the foregoing subsections (a) and (b), the items referenced on Schedule A hereto; and
(vi)
such other assurances, certificates, documents, filings, information, consents or opinions as the Administrative Agent, the L/C Issuer, the Swingline Lender or the Lenders reasonably may require.
(b)
Upon the reasonable request of any Lender made at least three Business Days prior to the Amendment Effective Date, the Loan Parties shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, and any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have provided, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.
(c)
The Loan Parties shall have paid (i) all fees due and payable under the Fee Letters and (ii) all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) prior to or on the Amendment Effective Date (or on such other date as may be agreed by such counsel).

Without limiting the generality of the provisions of Section 11.01 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

5.
Post-Closing Covenant. Not later than September 12, 2026 (unless extended by the Administrative Agent in its sole discretion), the Loan Parties and their Subsidiaries (as applicable) shall provide the Administrative Agent with executed counterparts to any pledge agreements, charges, debentures, deeds of guarantee, amendments, modifications and confirmations, authorizing resolutions, legal opinions and such other agreements, documents, certificates, filings, notarizations, recordations and searches as may be required under the laws of Hong Kong to ensure the creation and perfection of security interests (or the continuation and continuing perfection thereof) in favor of the Secured Parties in all Collateral pledged under the laws of Hong Kong, including, without limitation, the items referenced on Schedule B hereto. For the avoidance of doubt, the Loan Parties’ failure to comply with this Section 5 shall be an immediate Event of Default under the Credit Agreement.
6.
Effect of this Amendment. Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment (including, without limitation, the Consent) shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement. References in this Amendment to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
7.
Representations and Warranties/No Default. By their execution hereof, each Loan Party hereby represents and warrants as follows:
(a)
Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Amendment and each other document executed in connection herewith to which it is a party.
(b)
This Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
(c)
Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof and on the Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement. and (ii) except that, for the period from the Amendment Effective Date until the date schedules to the Collateral Agreement are updated and delivered pursuant to Section 10 of this Amendment, the representations and warranties in the Collateral Agreement that require the disclosure of information on schedules to the Collateral Agreement shall be deemed to be true and correct so long as the information to be disclosed on such schedules is updated and disclosed pursuant to Section 10 of this Amendment.
(d)
No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Amendment and the transactions contemplated hereby.
(e)
No Loan Party is an Affected Financial Institution.
8.
Reaffirmations. As of the Amendment Effective Date, each Loan Party:
(a)
agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and the

Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and its obligations thereunder are hereby ratified and confirmed;
(b)
affirms that each of the guarantees made pursuant to the Loan Documents (including, without limitation, the Guaranty and the Foreign Security Agreements listed on Schedule A attached hereto) are valid and subsisting and continue in full force and effect upon the Amendment Effective Date to secure the Obligations, Foreign Obligations and Secured Obligations (as defined in each applicable Loan Document), as applicable, and agrees that this Amendment and all documents executed in connection therewith do not operate to reduce or discharge its obligations under the Loan Documents and shall in no manner otherwise impair or otherwise adversely affect any of the guarantees made in or pursuant to the Loan Documents to which it is party;
(c)
affirms that each of the Liens and pledges granted in or pursuant to the Loan Documents (including, without limitation, the Foreign Security Agreements listed on Schedule A attached hereto and the other Collateral Documents) to which it is party are valid and subsisting and continue in full force and effect upon the Amendment Effective Date to secure the Obligations, Foreign Obligations and Secured Obligations (as defined in each applicable Loan Document), as applicable, and agrees that this Amendment and all documents executed in connection therewith do not operate to reduce or discharge its obligations under the Loan Documents and shall in no manner otherwise impair or otherwise adversely affect any of the Liens and pledges granted in or pursuant to the Loan Documents to which it is party; and
(d)
agrees to, and agrees to cause each of its respective Subsidiaries to, execute any and all further documents, amendments, agreements and instruments, and to take all such further actions as the Administrative Agent may reasonably request, to effectuate the transactions contemplated by the Credit Agreement, or the other Loan Documents (including, without limitation, the Foreign Security Agreements and the other Collateral Documents) to which it is party and to preserve each of the guarantees made pursuant to the Loan Documents and grant, preserve, protect or perfect the Liens and security interests created by the Collateral Documents or the validity or priority of such Lien.
9.
Miscellaneous.
(a)
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without

limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis. Notwithstanding the foregoing, solely with respect to any Loan Documents governed by English or Hong Kong law, subsections (a) and (b) of Section 8 above shall be governed by and construed in accordance with English or Hong Kong law, as applicable.

(b)
Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
(c)
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)
Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)
Entirety. This Amendment, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.
(f)
Exiting Lender. Substantially concurrently with the date hereof, all principal, interest, fees, and other amounts shall be paid to the Exiting Lender in immediately available funds, whereupon such Existing Lender shall cease to be a Lender under the Credit Agreement and the other Loan Documents, the Exiting Lender’s Revolving Credit Exposure shall be $0.00, the Exiting Lender’s Commitments to lend and all obligations under the Credit Agreement shall be terminated, the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents and the Exiting Lender shall not have any rights under the Credit Agreement or any other Loan Document; provided that the rights under the Credit Agreement expressly stated to survive the termination of the Credit Agreement and the repayment of amounts outstanding thereunder shall survive for the benefit of the Exiting Lender. The Exiting Lender joins in the execution of this Amendment solely for purposes of effectuating this Amendment pursuant to Section 4 hereof and assigning its interests pursuant to Section 3 hereof.
10.
Condition Subsequent to Effectiveness. The Loan Parties shall deliver in writing to the Administrative Agent, no later than September 12, 2026 (as such date may be extended by the Administrative Agent in its sole discretion), (a) updated Schedules 5.08(b) (Existing Liens), 5.08(c) (Owned Real Property), 5.08(d)(i) (Leased Real Property (Lessee)), 5.08(d)(ii) (Leased Real Property (Lessor)), 5.08(e) (Existing Investments), 5.10 (Insurance), 5.12(d) (Pension Plans) and 5.13 (Subsidiaries and Other Equity Investments; Loan Parties) to the Credit Agreement, each in form and detail reasonably satisfactory to the Administrative Agent and responsive to the terms and conditions of the applicable provisions of the Credit Agreement, (b) new or updated schedules, disclosures or supplements to the Collateral Agreement, to the extent necessary or appropriate to make the representations and warranties in the Collateral Agreement true and correct as of the Amendment Effective Date, each in form and detail reasonably satisfactory to the Administrative Agent and responsive to the terms and conditions of the applicable provisions of the Collateral Agreement, and (c) executed counterparts to each Notice of Grant of Security Interest in Trademarks and Notice of Grant of Security Interest in Patents, if any, requested by the Administrative Agent in accordance with the terms of the Collateral Agreement with respect to the intellectual property identified on the updated schedules provided under this Section 10.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:	/s/ Brett Richardson Whitmire

Name:	Brett Richardson Whitmire

Title:	Chief Financial Officer

FOREIGN BORROWER:

DIODES HOLDINGS UK LIMITED

By:	/s/ Brett Richardson Whitmire

Name:	Brett Richardson Whitmire

Title:	Director

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

SUBSIDIARY GUARANTORS:

DIODES ZETEX LIMITED

By:	/s/ Brett Richardson Whitmire

Name:	Brett Richardson Whitmire

Title:	Director

DIODES US MANUFACTURING INCORPORATED

By:	/s/ Brett Richardson Whitmire

Name:	Brett Richardson Whitmire

Title:	Secretary

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maurice Washington

Name:	Maurice Washington

Title:	Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Adam Rose

Name:	Adam Rose

Title:	Senior Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kentaro Umezono

Name:	Kentaro Umezono

Title:	Vice President

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

CITIBANK, N.A.,
as a Lender

By:	/s/ Stuart Darby

Name:	Stuart Darby

Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

REGIONS BANK,
as a Lender

By:	/s/ Cheryl Shelhart

Name:	Cheryl Shelhart

Title:	Managing Director

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Andrew Laughlin

Name:	Andrew Laughlin

Title:	Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, (SUCCESSOR BY MERGER TO COMERICA BANK, N.A.)
as Exiting Lender

By:	/s/ Greg Cappel

Name:	Greg Cappel

Title:	Principal

Signature Page to Amendment No. 1 to Third A&R Credit Agreement

Diodes Incorporated

SCHEDULE A

to

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UK FOREIGN SECURITY AGREEMENTS AS OF THE AMENDMENT EFFECTIVE DATE

1.
Charge Over Shares dated as of May 26, 2023, between Diodes Incorporated and Bank of America, N.A., as Administrative Agent and Security Trustee, with respect to shares in Diodes Holdings UK Limited.
2.
Composite Debenture dated as of May 26, 2023, between Diodes Holdings UK Limited, Diodes Zetex Limited and Bank of America, N.A., as Administrative Agent and Security Trustee.
3.
Deed of Guarantee dated as of May 26, 2023, between Diodes Holdings UK Limited, Diodes Zetex Limited and Bank of America, N.A., as Administrative Agent.

SCHEDULE B

to

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

HONG KONG FOREIGN SECURITY AGREEMENTS AS OF THE AMENDMENT

EFFECTIVE DATE

1.
Share Charge dated as of May 26, 2023, made by Diodes Holdings UK Limited in favor of Bank of America, N.A., as Administrative Agent, with respect to 100% of the entire issued capital of Diodes Hong Kong Limited.

EXHIBIT A

to

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Conformed Credit Agreement

[see attached]

~~EXECUTION COPY~~FINAL

Published CUSIP Number: 25454HAG5

Revolver Facility CUSIP Number: 25454HAH3

EXHIBIT A TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT1

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 26, 2023

among

DIODES INCORPORATED,

as the Domestic Borrower,

DIODES HOLDINGS UK LIMITED,

as the Foreign Borrower,

DIODES ZETEX LIMITED and

DIODES US MANUFACTURING INCORPORATED

as Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swingline Lender

and an L/C Issuer,

The Other L/C Issuers Party Hereto, and

The Other Lenders Party Hereto

BOFA SECURITIES, INC. and

PNC CAPITAL MARKETS LLC,

as Joint Lead Arrangers and Joint Bookrunners

PNC BANK, NATIONAL ASSOCIATION,

as Syndication Agent

and

CITIBANK, N.A. and REGIONS BANK,

as Co-Documentation Agents

1 Conformed through Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of August 12, 2026.

Diodes - Exhibit A to Amendment No. 1 to Third A&R Credit Agreement

TABLE OF CONTENTS

SECTION		PAGE
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS		2
Section 1.01.	Defined Terms	2
Section 1.02.	Other Interpretive Provisions	~~45~~45
Section 1.03.	Accounting Terms	~~46~~46
Section 1.04.	Rounding	~~47~~47
Section 1.05.	Exchange Rates; Currency Equivalents.	~~47~~47
Section 1.06.	Additional Alternative Currencies	~~47~~48
Section 1.07.	Change of Currency	~~49~~49
Section 1.08.	Times of Day	~~49~~49
Section 1.09.	Letter of Credit Amounts	~~49~~49
Section 1.10.	UCC Terms.	~~49~~50
ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS		~~50~~50
Section 2.01.	The Borrowings.	~~50~~50
Section 2.02.	Borrowings, Conversions and Continuations of Loans	~~50~~50
Section 2.03.	Letters of Credit	~~52~~52
Section 2.04.	Swingline Loans.	~~62~~61
Section 2.05.	Prepayments	~~65~~63
Section 2.06.	Termination or Reduction of Commitments.	~~67~~65
Section 2.07.	Repayment of Loans.	~~67~~66
Section 2.08.	Interest	~~68~~66
Section 2.09.	Fees	~~69~~67
Section 2.10.	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	~~69~~67
Section 2.11.	Evidence of Debt	~~70~~68
Section 2.12.	Payments Generally; Administrative Agent’s Clawback.	~~70~~69
Section 2.13.	Sharing of Payments by Lenders	~~73~~71
Section 2.14.	[Reserved].	~~73~~71
Section 2.15.	Cash Collateral.	~~74~~71
Section 2.16.	Defaulting Lenders	~~75~~72
Section 2.17.	Increase in Revolving Credit Facility.	~~77~~74
Section 2.18.	Incremental Term Loans	~~79~~76
Section 2.19.	Designated Lenders	~~80~~77
Section 2.20.	Sustainability Adjustments; Successor Sustainability Structuring Agent	~~81~~78
ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY		~~82~~79
Section 3.01.	Taxes.	~~82~~79
Section 3.02.	Illegality	~~86~~83
Section 3.03.	Inability to Determine Rates.	~~87~~84
Section 3.04.	Increased Costs; Reserves on Term SOFR Loans.	~~91~~88
Section 3.05.	Compensation for Losses	~~93~~89
Section 3.06.	Mitigation Obligations; Replacement of Lenders.	~~94~~90
Section 3.07.	Survival	~~94~~90
ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		~~94~~91
Section 4.01.	Conditions of Initial Credit Extension	~~94~~91
Section 4.02.	Conditions to all Credit Extensions	~~98~~94

-i-

ARTICLE V REPRESENTATIONS AND WARRANTIES		~~99~~95
Section 5.01.	Existence, Qualification and Power	~~99~~95
Section 5.02.	Authorization; No Contravention	~~99~~95
Section 5.03.	Governmental Authorization; Other Consents	~~99~~95
Section 5.04.	Binding Effect	~~100~~96
Section 5.05.	Financial Statements; No Material Adverse Effect	~~100~~96
Section 5.06.	Litigation	~~100~~96
Section 5.07.	No Default	~~101~~96
Section 5.08.	Ownership of Property; Liens; Investments	~~101~~97
Section 5.09.	Environmental Compliance	~~101~~97
Section 5.10.	Insurance	~~102~~98
Section 5.11.	Taxes	~~102~~98
Section 5.12.	ERISA Compliance	~~103~~98
Section 5.13.	Subsidiaries; Equity Interests; Loan Parties	~~104~~100
Section 5.14.	Margin Regulations; Investment Company Act	~~105~~100
Section 5.15.	Disclosure	~~105~~100
Section 5.16.	Compliance with Laws	~~105~~101
Section 5.17.	Intellectual Property; Licenses, Etc.	~~105~~101
Section 5.18.	Sanctions Concerns and Anti-Corruption Laws.	~~106~~101
Section 5.19.	Solvency	~~106~~101
Section 5.20.	Labor Matters	~~106~~102
Section 5.21.	Collateral Documents	~~106~~102
Section 5.22.	European Insolvency Regulation	~~106~~102
Section 5.23.	Beneficial Ownership Certificate	~~106~~102
Section 5.24.	[Reserved].	~~106~~102
Section 5.25.	Representations as to Foreign Loan Parties	~~107~~102
Section 5.26.	Covered Entities.	~~108~~103
Section 5.27.	Outbound Investment Rules	103
ARTICLE VI AFFIRMATIVE COVENANTS		~~108~~104
Section 6.01.	Financial Statements	~~108~~104
Section 6.02.	Certificates; Other Information	~~109~~105
Section 6.03.	Notices	~~112~~107
Section 6.04.	Payment of Obligations	~~112~~107
Section 6.05.	Preservation of Existence, Etc.	~~112~~108
Section 6.06.	Maintenance of Properties	~~112~~108
Section 6.07.	Maintenance of Insurance	~~113~~108
Section 6.08.	Compliance with Laws	~~113~~108
Section 6.09.	Books and Records	~~113~~108
Section 6.10.	Inspection Rights	~~113~~108
Section 6.11.	Use of Proceeds	~~113~~108
Section 6.12.	Covenant to Guarantee Obligations and Give Security.	~~113~~109
Section 6.13.	Compliance with Environmental Laws	~~114~~110
Section 6.14.	Further Assurances	~~115~~110
Section 6.15.	Material Contracts	~~115~~110
Section 6.16.	Post-Closing Matters	~~115~~110

-ii-

Section 6.17.	Anti-Corruption Laws	~~115~~110
ARTICLE VII NEGATIVE COVENANTS		~~116~~111
Section 7.01.	Liens	~~116~~111
Section 7.02.	Indebtedness	~~118~~113
Section 7.03.	Investments	~~120~~116
Section 7.04.	Fundamental Changes	~~122~~118
Section 7.05.	Dispositions	~~123~~119
Section 7.06.	Restricted Payments	~~124~~120
Section 7.07.	Change in Nature of Business	~~125~~122
Section 7.08.	Transactions with Affiliates	~~125~~122
Section 7.09.	Burdensome Agreements	~~125~~122
Section 7.10.	Use of Proceeds	~~125~~122
Section 7.11.	Financial Covenants	~~125~~122
Section 7.12.	Amendments of Organization Documents	~~126~~123
Section 7.13.	Accounting Changes	~~126~~123
Section 7.14.	Prepayments of Indebtedness	~~126~~123
Section 7.15.	Amendment of Indebtedness	~~126~~124
Section 7.16.	Sanctions	~~126~~124
Section 7.17.	Anti-Corruption Laws	~~126~~124
Section 7.18.	Outbound Investment Rules	124
ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		~~126~~124
Section 8.01.	Events of Default	~~126~~124
Section 8.02.	Remedies Upon Event of Default	~~129~~127
Section 8.03.	Application of Funds.	~~130~~127
ARTICLE IX ADMINISTRATIVE AGENT		~~132~~129
Section 9.01.	Appointment and Authority	~~132~~129
Section 9.02.	Rights as a Lender	~~133~~130
Section 9.03.	Exculpatory Provisions	~~133~~130
Section 9.04.	Reliance by Administrative Agent	~~134~~131
Section 9.05.	Delegation of Duties	~~135~~132
Section 9.06.	Resignation of Administrative Agent	~~135~~132
Section 9.07.	Non-Reliance on Administrative Agent and Other Lenders	~~136~~133
Section 9.08.	No Other Duties, Etc.	~~137~~134
Section 9.09.	Administrative Agent May File Proofs of Claim	~~137~~134
Section 9.10.	Collateral and Guaranty Matters	~~139~~136
Section 9.11.	Secured Cash Management Agreements and Secured Hedge Agreements	~~139~~136
Section 9.12.	Certain ERISA Matters	~~140~~137
Section 9.13.	Recovery of Erroneous Payments	~~141~~137
ARTICLE X GUARANTY		~~141~~138
Section 10.01.	The Guaranty.	~~141~~138
Section 10.02.	Obligations Unconditional.	~~142~~139
Section 10.03.	Reinstatement.	~~145~~141
Section 10.04.	Subrogation and Contribution	~~145~~142
Section 10.05.	Remedies.	~~145~~142
Section 10.06.	Rights of Contribution.	~~146~~143

-iii-

Section 10.07.	Guarantee of Payment; Continuing Guarantee.	~~147~~143
Section 10.08.	Additional Guarantor Waivers and Agreements.	~~147~~143
Section 10.09.	Appointment of Domestic Borrower	~~148~~144
Section 10.10.	Keepwell	~~148~~145
Section 10.11.	Condition of Borrowers.	~~149~~145
ARTICLE XI MISCELLANEOUS		~~149~~145
Section 11.01.	Amendments, Etc	~~149~~145
Section 11.02.	Notices; Effectiveness; Electronic Communication.	~~152~~148
Section 11.03.	No Waiver; Cumulative Remedies; Enforcement	~~154~~150
Section 11.04.	Expenses; Indemnity; Damage Waiver.	~~155~~151
Section 11.05.	Payments Set Aside	~~157~~153
Section 11.06.	Successors and Assigns.	~~158~~153
Section 11.07.	Treatment of Certain Information; Confidentiality	~~162~~158
Section 11.08.	Right of Setoff	~~163~~159
Section 11.09.	Interest Rate Limitation	~~164~~159
Section 11.10.	Counterparts; Integration; Effectiveness	~~164~~159
Section 11.11.	Survival of Representations and Warranties	~~165~~160
Section 11.12.	Severability	~~165~~160
Section 11.13.	Replacement of Lenders	~~165~~160
Section 11.14.	Governing Law; Jurisdiction; Etc.	~~166~~161
Section 11.15.	Waiver of Jury Trial	~~167~~162
Section 11.16.	California Judicial Reference	~~168~~162
Section 11.17.	No Advisory or Fiduciary Responsibility	~~168~~163
Section 11.18.	Electronic Execution of Assignments and Certain Other Documents	~~168~~163
Section 11.19.	USA PATRIOT Act	~~170~~164
Section 11.20.	ENTIRE AGREEMENT	~~170~~165
Section 11.21.	Judgment Currency	~~170~~165
Section 11.22.	Acknowledgment and Consent to Bail-In of Affected Financial Institutions	~~171~~165
Section 11.23.	Acknowledgment Regarding Any Supported QFCs.	~~171~~166
Section 11.24.	Subordination.	~~172~~166
Section 11.25.	Amendment and Restatement; No Novation	~~172~~167

-iv-

SCHEDULES
2.01	Commitments and Applicable Percentages
2.03	Letter of Credit Commitments
5.08(b)	Existing Liens
5.08(c)	Owned Real Property
5.08(d)(i)	Leased Real Property (Lessee)
5.08(d)(ii)	Leased Real Property (Lessor)
5.08(e)	Existing Investments
5.09	Environmental Matters
5.10	Insurance
5.12(d)	Pension Plans
5.13	Subsidiaries and Other Equity Investments; Loan Parties
5.17	Intellectual Property Matters
6.16	Post-Closing Matters
7.02	Existing Indebtedness
7.09	Burdensome Agreements
11.02	Administrative Agent’s Office, Certain Addresses for Notices
EXHIBITS

Form of
A	Committed Loan Notice
B	Swingline Loan Notice
C-1	[Reserved]
C-2	[Reserved]
C-3	Incremental Term Note
C-4	Revolving Credit Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Administrative Questionnaire
F	U.S. Tax Compliance Certificates
G	Notice of Loan Prepayment
H	Secured Party Designation Notice
I	Letter of Credit Report
J	Notice of Additional L/C Issuer

-v-

FINAL

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of May 26, 2023, among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES HOLDINGS UK LIMITED, a company incorporated and registered under the laws of England and Wales with registration number 06475363 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as guarantors, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and an L/C Issuer and the other L/C Issuers from time to time party hereto.

PRELIMINARY STATEMENTS:

The Borrowers are party to that certain Second Amended and Restated Credit Agreement, dated as of May 29, 2020 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 21, 2020, as amended by that certain Consent Agreement with respect to Second Amended and Restated Credit Agreement and Foreign Security Agreements dated as of November 2, 2020, as amended by that certain Consent and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of November 17, 2020, as amended by the Joinder Agreement dated as of November 30, 2020, as amended by that certain Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of March 4, 2021, as amended by that certain Amendment No. 4 to Second Amended and Restated Credit Agreement, Consent and Release dated as of November 15, 2021, as amended by that certain Amendment No. 5 to Second Amended and Restated Credit Agreement and Consent dated as of December 8, 2021, as amended by that certain Amendment No. 6 to Second Amended and Restated Credit Agreement, Consent and Incremental Term Assumption Agreement dated as of December 29, 2021, and as amended by that certain Joinder Agreement dated as of February 3, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, the Guarantors (as defined therein), the lenders party thereto and the Administrative Agent.

The Borrowers have requested that the Administrative Agent, the Swingline Lender, the L/C Issuers and the Lenders amend and restate the Existing Credit Agreement on the terms and conditions set forth herein, and the Administrative Agent, the Swingline Lender, the L/C Issuers and the Lenders agree to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein to, among other things, extend the Maturity Date and provide for an increase in the Revolving Credit Commitment (as defined herein).

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

Diodes - Exhibit A to Amendment No. 1 to Third A&R Credit Agreement

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Act” has the meaning specified in Section 11.19.

“Additional Secured Obligations” means all obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that Additional Secured Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.

“Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Domestic Borrower and the Lenders.

“Administrative Questionnaire” means an administrative questionnaire in substantially the form of

Exhibit E-2 or any other form approved by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” has the meaning specified in Section 11.02(c).

“Aggregate Commitments” means the Commitments of all the Lenders. “Agreed Currency” means Dollars or any Alternative Currency, as applicable. “Agreement” means this Third Amended and Restated Credit Agreement. “Agreement Currency” has the meaning specified in Section 11.21.

“Alternative Currency” means each of Euro, Sterling and each other currency (other than Dollars) that is approved in accordance with Section 1.06; provided that for each Alternative Currency, such requested currency is an Eligible Currency.

“Alternative Currency Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA or EURIBOR or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “EURIBOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Alternative Currency Daily Rate” means, for any day, with respect to any Credit Extension:

(a)
denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; and
(b)
denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06;

provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Alternative Currency L/C Issuer, as the case may be, by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Currency with Dollars at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent or the Alternative Currency L/C Issuer, as the case may be, using any reasonable method of determination they deem appropriate in their sole discretion (and such determination shall be conclusive absent manifest error).

“Alternative Currency L/C Issuer” means Bank of America, through itself or through one of its designated Affiliates or branch offices, in its capacity as issuer of Letters of Credit issued in any Alternative Currency, or any successor issuer thereof.

“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

“Alternative Currency Scheduled Unavailability Date” has the meaning set forth in Section 3.03(c)(ii).

“Alternative Currency Sublimit” means an amount equal to the lesser of the Revolving Credit Facility and $40,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Alternative Currency Successor Rate” has the meaning set forth in Section 3.03(c).

“Alternative Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension:

(a)
denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; or
(b)
denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06;

provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Amendment No. 1” means that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Administrative Agent, the Loan Parties, the Lenders and the other parties thereto.

“Amendment No. 1 Effective Date” means August 12, 2026.

“Applicable Alternative Currency Authority” means, with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any governmental authority having jurisdiction over the Administrative Agent or such administrator.

“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.

“Applicable Percentage” means (a) [reserved], (b) in respect of any Incremental Term Facility, with respect to any Incremental Term Lender at any time, the percentage (carried out to the ninth decimal place) of such Incremental Term Facility represented by (i) on or prior to the applicable Incremental Term Loan Date, such Incremental Term Lender’s Incremental Term Commitment at such time and (ii) thereafter, the principal amount of such Incremental Term Lender’s Incremental Term Loans at such time and (c) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments and to any Lender’s status as a Defaulting Lender at the time of determination. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or Incremental Term Assumption Agreement pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, (I) for Dollar denominated Loans, on any day, the rate per annum set forth below opposite the applicable Pricing Level then in effect (based on the Consolidated Secured Net Leverage Ratio), it being understood that the Applicable Rate for (a) Revolving Credit Loans that are Base Rate Loans shall be the percentage set forth under the column “Revolving Credit Loans” and “Base Rate”, (b) Revolving Credit Loans that are Term SOFR Loans shall be the percentage set forth under the column “Revolving Credit Loans” and “Term SOFR & Letter of Credit Fee”, and (c) the Letter of Credit Fee shall be the percentage set forth under the column “Revolving Credit Loans” and “Term SOFR & Letter of Credit Fee”:

APPLICABLE RATE FOR DOLLAR LOANS AND LETTERS OF CREDIT
Pricing Level	Consolidated Secured Net Leverage Ratio	Term SOFR & Letter of Credit Fee	Base Rate	Commitment Fee
		~~Revolving Credit Loans~~	~~Revolving Credit Loans~~
1	< 0.75:1	0.875%	~~0.00%~~0.000%	~~0.175%~~0.125%
2	> 0.75:1 but < 1.00:1	~~1.00%~~1.000%	~~0.00%~~0.000%	~~0.175%~~0.150%
3	> 1.00:1 but < 1.50:1	~~1.25%~~1.250%	~~0.25%~~0.250%	~~0.20%~~0.175%
4	> 1.50:1 but < 2.00:1	~~1.50%~~1.500%	~~0.50%~~0.500%	~~0.225%~~0.200%
5	> 2.00:1 ~~but < 2.50:1~~	~~1.75%~~1.750%	~~0.75%~~0.750%	~~0.25%~~0.225%
~~6~~	~~> 2.50:1~~	~~2.00%~~	~~1.00%~~	~~0.30%~~

(II) for Alternative Currency Loans, on any day, the rate per annum set forth below opposite the applicable Pricing Level then in effect (based on the Consolidated Secured Net Leverage Ratio), it being understood that the Applicable Rate for (a) Alternative Currency Loans that are Alternative Currency Daily Rate Loans shall be the percentage set forth under the column “Alternative Currency Daily Rate” and (b) Alternative Currency Loans that are Alternative Currency Term Rate Loans shall be the percentage set forth under the column “Alternative Currency Term Rate & Letter of Credit Fee”, and (c) the Letter of Credit Fee for Letters of Credit denominated in (i) Sterling, shall be the percentage set forth under the column “Alternative

Currency Daily Rate” and (ii) in Euros, shall be the percentage set forth under the column “Alternative Currency Term Rate”:

APPLICABLE RATE FOR ALTERNATIVE CURRENCY LOANS AND LETTERS OF CREDIT
Pricing Level	Consolidated Secured Net Leverage Ratio	Alternative Currency Term Rate	Alternative Currency Daily Rate	Commitment Fee
1	< 0.75:1	0.875%	~~0.00%~~0.000%	~~0.15%~~0.125%
2	> 0.75:1 but < 1.00:1	~~1.00%~~1.000%	~~0.00%~~0.000%	~~0.175%~~0.150%
3	> 1.00:1 but < 1.50:1	~~1.25%~~1.250%	~~0.25%~~0.250%	~~0.20%~~0.175%
4	> 1.50:1 but < 2.00:1	~~1.50%~~1.500%	~~0.50%~~0.500%	~~0.225%~~0.200%
5	> 2.00:1 ~~but < 2.50:1~~	~~1.75%~~1.750%	~~0.75%~~0.750%	~~0.25%~~0.225%
~~6~~	~~> 2.50:1~~	~~2.00%~~	~~1.00%~~	~~0.30%~~

; (III) the Commitment Fee (regardless of currency) shall be the percentage set forth under the column “Commitment Fee” in either of the above charts; and (IV) the Applicable Rate for any Incremental Term Loan shall be as set forth in the Incremental Term Assumption Agreement executed in connection therewith.

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Secured Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level ~~6~~5 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, (x) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (y) for the period from the ~~Closing~~Amendment No. 1 Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) for the fiscal quarter ending September 30, ~~2023~~2026, Pricing Level 1 shall apply. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued.

“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan with respect to such Facility at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuers and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swingline Sublimit, (i) the Swingline Lender and (ii) if any Swingline Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means BofA Securities, Inc. and PNC Capital Markets, LLC, in their capacities as joint lead arrangers and joint bookrunners.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease.

“Audited Financial Statements” means the audited consolidated balance sheet of the Domestic Borrower and its Subsidiaries for the fiscal year ended December 31, 2022, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Domestic Borrower and its Subsidiaries, including the notes thereto.

“Availability Period” means in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (a) the Maturity Date for the Revolving Credit Facility, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus ~~1/2 of 1.00~~0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.

“Base Rate Loan” means a Revolving Credit Loan or Incremental Term Loan that bears interest based on the Base Rate. All Base Rate Loans are only available to the Domestic Borrower and shall be denominated in Dollars.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrowers” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a Revolving Credit Borrowing, a Swingline Borrowing or an Incremental Term Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and:

(a)
if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;
(b)
if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and

(c)
if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro or Sterling in respect of an Alternative Currency Loan denominated in a currency other than Euro or Sterling, or any other dealings in any currency other than Euro or Sterling to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cash Collateralize” means to deposit in a Controlled Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers or Swingline Lender (as applicable) or the Lenders, as collateral for L/C Obligations, the Obligations in respect of Swingline Loans, or obligations of the Revolving Credit Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Administrative Agent and the applicable L/C Issuers or Swingline Lender, as applicable, shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such L/C Issuer or Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Domestic Borrower or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens):

(a)
readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;
(b)
time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof;
(c)
commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;
(d)
Investments, classified in accordance with GAAP as current assets of the Domestic Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by reputable financial institutions having capital of at least $1,000,000,000 and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition; and

(e)
Investments made or held in any country outside of the United States of America by any Foreign Subsidiary pursuant to that certain Investment Policy of Diodes Incorporated and Subsidiaries previously provided to the Lenders and as in effect on the date hereof.

“Cash Management Agreement” means any agreement that is not prohibited by the terms hereof to provide treasury or cash management services, including deposit accounts, foreign exchange services, overnight draft, daylight and other overdraft services, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, intraday credit, automated clearinghouse services, zero balance accounts/arrangements, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

“Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (a) at the time it enters into a Cash Management Agreement with a Loan Party or any Subsidiary, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement with a Loan Party or any Subsidiary, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, however, that for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code in which the Domestic Borrower or any Loan Party is a United States shareholder within the meaning of Section 951(b) of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:

(a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means an event or series of events by which:

(a)
any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the Equity Interests of the Domestic Borrower entitled to vote for members of the board of directors or equivalent governing body of the Domestic Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or
(b)
the Domestic Borrower shall fail to own 100% of the Equity Interests of the

Foreign Borrower.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01.

“CME” means CME Group Benchmark Administration Limited.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means, collectively, all of the “Collateral” as defined in and referred to in the Collateral Agreement, all of the collateral referred to in the Foreign Security Agreements and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Agreement” means the Second Amended and Restated Collateral Agreement dated as of the Closing Date, executed by the Domestic Borrower and certain other Loan Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, together with each other collateral agreement, collateral agreement supplement, collateral agreement joinder and notice of grant of security interest delivered pursuant to Section 6.12, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Collateral Documents” means, collectively, the Collateral Agreement, the Foreign Security Agreements and each of the collateral assignments, supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12 or pursuant to Section 6.12 of the Existing Credit Agreement, and each of the other agreements, instruments, supplements, addendums or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means an Incremental Term Commitment or a Revolving Credit Commitment, as the context may require.

“Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to another, or (c) a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Domestic Borrower.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Domestic Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges,; (ii) the provision for Federal, state, local and foreign income taxes payable,; (iii) depreciation and amortization expense,; (iv) ~~reserved,~~any fees (including any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees), expenses or charges incurred during such Measurement Period in connection with any Permitted Acquisition, Investment, Disposition outside the ordinary course of business, incurrence or repayment of Indebtedness (including such fees, expenses or charges related to the syndication of the credit facilities represented by this Agreement and any other credit facilities), the issuance of Equity Interests, refinancing transactions or the amendment or modification of any debt instrument (including any amendment or other modification of this Agreement and any other credit facilities), in each case to the extent not prohibited by this Agreement and including, in each case, any transaction consummated on or prior to the Amendment No. 1 Effective Date and any such transaction undertaken but not completed; (v) non-cash stock compensation expense, non-cash impairments of assets and intangibles and other non-cash charges (excluding write downs of accounts receivable, write-downs of inventory, and any other non-cash expense to the extent it represents an accrual of or a reserve for cash expense in any future period),; (vi)

with respect to any acquisitions permitted under Sections 7.03(g) and (i), non-cash adjustments in accordance with GAAP purchase accounting rules under FASB Statement No. 141 and EITF Issue No. 01-3, in the event that such an adjustment is required, in each case, as determined in accordance with GAAP ~~and~~; (vii) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Domestic Borrower and its Subsidiaries for such Measurement Period); (viii) any restructuring charges, integration and facilities opening costs, project start-up costs, costs related to the closure and/or consolidation of facilities, severance costs and recruiting fees and expenses and costs incurred in connection with new systems design and implementation costs, in each case, to the extent paid in cash during such Measurement Period; and (ix) the amount of “run rate” cost savings, operating expense reductions, business optimization expenses and synergies related to Permitted Acquisitions, Dispositions, restructurings, Investments and cost savings initiatives that are reasonably identifiable, factually supportable and projected by the Domestic Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Domestic Borrower), in each case, within twenty-four (24) months after such Permitted Acquisition, Disposition, restructuring, Investment or cost savings initiative or (which will be added to Consolidated EBITDA as so projected until fully realized and calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits; and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Domestic Borrower and its Subsidiaries for such Measurement Period). For the purposes of calculating Consolidated EBITDA for any Measurement Period, pursuant to any determination of the Consolidated Secured Net Leverage Ratio or the Consolidated Interest Coverage Ratio, (x) the Consolidated EBITDA attributable to any Equity Interests of, or any assets comprising a division or business unit or a substantial part of all of the business of, a Subsidiary of the Domestic Borrower Disposed of during such Measurement Period shall be excluded from the calculation of Consolidated EBITDA as if such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such Measurement Period, and (y) the Consolidated EBITDA attributable to any Person, division or business unit acquired by the Domestic Borrower or any Subsidiary pursuant to an acquisition permitted hereunder during such Measurement Period shall be included in the calculation of Consolidated EBITDA as if such permitted acquisition occurred on the first day of such Measurement Period, giving effect only to such pro forma adjustments as are permitted by SEC Regulation S-X.

Notwithstanding the foregoing, the aggregate amount added back pursuant to clauses (iv), (viii) and (ix) for any period shall not exceed an amount equal to twenty-five percent (25%) of Consolidated EBITDA for such period (determined after giving effect to all such add-backs).

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Domestic Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business, including Indebtedness incurred under Section 7.02(h)), (e) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations, (f) all obligations under any so-called “asset securitization” transaction (including, without limitation, any Securitization Transaction) or any factoring or accounts receivables financing facilities, (g) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (f) above of Persons other than the Domestic Borrower or any Subsidiary, and (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Domestic Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Domestic Borrower or such Subsidiary.

“Consolidated Funded Secured Indebtedness” means Consolidated Funded Indebtedness that is secured by a Lien on the Collateral or any other asset of a Loan Party, including Capitalized Lease

Obligations.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest), including, without limitation, any Securitization Transaction, or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP and (b) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Domestic Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently completed Measurement Period, to (b) Consolidated Interest Charges paid in cash for the same Measurement Period.

“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date less unrestricted cash of the Loan Parties as of such date not to exceed the greater of (x) $200,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b) to (b) Consolidated EBITDA for the most recently completed Measurement Period.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Domestic Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the net income of any Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period, except that the Domestic Borrower’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income, and (c) any income (or loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the Domestic Borrower’s equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Domestic Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Domestic Borrower as described in clause (b) of this proviso).

“Consolidated Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Secured Indebtedness as of such date less unrestricted cash of the Loan Parties as of such date not to exceed the greater of (x) $200,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b) to (b) Consolidated EBITDA for the most recently completed Measurement Period.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Account” means each deposit account and securities account that is subject to an account control agreement in form and substance satisfactory to the Administrative Agent and the L/C Issuers.

“Cost of Acquisition” means, with respect to any Permitted Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (a) the value of the Equity Interests of the Domestic Borrower or any Subsidiary to be transferred in connection with such Permitted Acquisition, (b) the amount of any cash and fair market value of other property (excluding property described in clause (a) and the unpaid principal amount of any debt instrument) given as consideration in connection with such Permitted Acquisition, (c) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Domestic Borrower or any Subsidiary in connection with such Permitted Acquisition, (d) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Domestic Borrower and its Subsidiaries in accordance with GAAP in connection with such Permitted Acquisition, (e) all amounts paid in respect of covenants not to compete and consulting agreements that should be recorded on the financial statements of the Domestic Borrower and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Permitted Acquisition, and (f) the aggregate fair market value of all other consideration given by the Domestic Borrower or any Subsidiary in connection with such Permitted Acquisition. For purposes of determining the Cost of Acquisition for any transaction, the Equity Interests of the Domestic Borrower shall be valued in accordance with GAAP.

“Covered Entity” means any of the following: (ia) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (~~ii~~b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (~~iii~~c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Daily Simple SOFR” with respect to any applicable determination date means the SOFR rate published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, administration or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans that are Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by Applicable Law.

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Domestic Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Domestic Borrower, the Administrative Agent, any L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Domestic Borrower, to confirm in writing to the Administrative Agent and the Domestic Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Domestic Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-~~in~~In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the

Administrative Agent to the Domestic Borrower, each L/C Issuer, the Swingline Lender and each other Lender promptly following such determination.

“Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory itself is the subject of any Sanction.

“Designated Lender” has the meaning specified in Section 2.19.

“Determining Party” has the meaning specified in Section 3.02(b).

“Diodes Hong Kong” means Diodes Hong Kong Limited (formerly known as Diodes Hong Kong Holding Company Limited and Wise Mode Holdings Limited (智謀集團有限公司)) (company number: 1168572), a company incorporated in Hong Kong with limited liability, with its registered office at Unit 1405- 1406, Dominion Centre, 43-59 Queen’s Road East, Wanchai, Hong Kong.

“Diodes Taiwan SARL” means Diodes Taiwan SARL, an entity organized under the laws of Luxembourg.

“Diodes Technologies Taiwan” means Diodes Technologies Taiwan Co., Ltd., a company limited by shares organized under the laws of Taiwan and wholly-owned indirect Subsidiary of the Domestic Borrower; provided that, on May 1, 2023, Diodes Technologies Taiwan merged with and into Diodes Taiwan SARL.

“Diodes Zetex Pension Scheme” means the Diodes Zetex Pension Scheme established under an interim deed dated March 15, 1984 and governed by a third definitive deed and rules dated January 7, 2009, as amended.

“Diodes Zetex Pension Scheme Guarantee” means that certain pension protection fund compliant guarantee by Diodes Zetex Semiconductors Limited, a company incorporated and registered in England and Wales, for the benefit of HR Trustees Limited and others as trustees of the Diodes Zetex Pension Scheme.

“Diodes Zetex Pension Scheme Legal Charge” means that legal charge dated March 26, 2012 by and between Diodes Zetex Semiconductors Limited, a company incorporated and registered in England and Wales, HR Trustees Limited and others as trustees of the Diodes Zetex Pension Scheme, pursuant to which Diodes Zetex Semiconductors Limited grants a lien on certain real property located in the United Kingdom to secure obligations under the Diodes Zetex Pension Scheme.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Loan Party or Subsidiary (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and including any disposition of property to a Divided LLC pursuant to a Division, but excluding any Involuntary Disposition. Notwithstanding the foregoing, the performance by the Domestic Borrower of its obligations under any Permitted Convertible Indebtedness or any Permitted Warrant Transaction, shall not constitute a Disposition.

“Divided LLC” means any limited liability company which has been formed upon consummation of a Division.

“Division” means the statutory division of any limited liability company into two or more limited liability companies pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any comparable provision under the Applicable Law of a different jurisdiction.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent or the Alternative Currency L/C Issuer, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Alternative Currency L/C Issuer, as applicable using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Alternative Currency L/C Issuer, as applicable, using any method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent or the Alternative Currency L/C Issuer pursuant to clauses (b) or (c) above shall be conclusive absent manifest error.

“Domestic Borrower” has the meaning specified in the introductory paragraph hereto.

“Domestic Loan Party” means the Domestic Borrower or any of the Global Guarantors.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any ~~person~~Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Elevated Covenant Period” has the meaning specified in Section 7.11(a).

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (x) the Borrowers or any of the

Borrowers’ Affiliates or Subsidiaries or (y) any Person that cannot (either directly or through a Designated Lender) lend to the Foreign Borrower in Alternative Currencies or Dollars.

“Eligible Currency” means any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the Alternative Currency L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency, (c) providing such currency is impracticable for the Lenders or (d) no longer a currency in which the Required Lenders are willing to make such Credit Extensions (each of clauses (a), (b), (c), and (d) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrowers, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrowers, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Domestic Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Domestic Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Domestic Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or insolvency; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Domestic Borrower or any ERISA Affiliate or (i) a failure by the Domestic Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Domestic Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan.

“ESG” has the meaning set forth in Section 2.20(a).

“ESG Amendment” has the meaning set forth in Section 2.20(a).

“ESG Pricing Provisions” has the meaning set forth in Section 2.20(a).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Euro” and “€” mean the single currency of the Participating Member States.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Securitization Subsidiary” means any special purpose directly or indirectly wholly-owned Subsidiary of the Domestic Borrower created and operated for the sole purpose of engaging only in one or more Qualified Securitization Transactions; provided that (a) neither any Borrower nor any of its Subsidiaries shall have any contract, agreement, arrangement or understanding (other than pursuant to a Qualified Securitization Transaction (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) with such Subsidiary on terms less favorable to the Borrowers or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrowers and (b) neither any Borrower nor any other Subsidiary of a Borrower shall have any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results; provided further that such Excluded Securitization Subsidiary may engage in necessary corporate governance, accounting and other similar incidental transactions required in connection with maintaining its existence.

“Excluded Subsidiary” means (a) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (b) any CFC or (c) any other Domestic Subsidiary with respect to which, (x) the Administrative Agent and the Domestic Borrower reasonably agree that the cost or other consequences of providing a Guarantee of or granting Liens to secure the Obligations are excessive in relation to the value to be afforded thereby or (y) providing such a Guarantee or granting such Liens could reasonably be expected to result in material adverse tax consequences as determined in good faith by the Domestic Borrower in consultation with the Administrative Agent.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.10 and any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or grant by such Loan Party of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Domestic Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f), and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. Notwithstanding anything to the contrary contained in this definition, “Excluded Taxes” shall not include any withholding tax imposed at any time on payments made by or on account of a Foreign Loan Party hereunder or under any other Loan Document; provided that such Recipient shall have complied (to the extent applicable) with Section 3.01(e)(i).

“Existing Credit Agreement” has the meaning specified in the preliminary statements hereto. “Exiting Lender” has the meaning specified in Section 11.25(b).

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments, but excluding proceeds of insurance, and excluding proceeds of Dispositions and Involuntary Dispositions.

“Facility” means an Incremental Term Facility or the Revolving Credit Facility, as the context may require.

“Facility Office” means the office designated by the applicable Lender through which such Lender will perform its obligations under this Agreement.

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than contingent indemnification obligations), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the applicable L/C Issuers shall have been made).

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing.

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fee Letters” means, collectively, (a) the letter agreement dated April 28, 2023, among the Domestic Borrower, the Administrative Agent and BofA Securities, Inc., (b) the letter agreement dated May 12, 2023, among the Domestic Borrower, PNC Bank, National Association and PNC Capital Markets, LLC, (c) the letter agreement, dated as of July 29, 2026, among the Domestic Borrower, the Administrative Agent and BofA Securities, Inc. and (d) the letter agreement, dated ~~May 12~~as of July 29, ~~2023~~2026, among the Domestic Borrower, the Administrative Agent, BofA Securities, Inc., PNC Bank, National Association and PNC Capital Markets, LLC.

“First Tier Foreign Subsidiary” mean a Foreign Subsidiary all or any portion of whose Equity Interests are owned directly by the Domestic Borrower or a Global Guarantor.

“Foreign Borrower” has the meaning specified in the introductory paragraph hereto.

“Foreign Guarantors” means (a) Diodes Zetex Limited, a company incorporated and registered under the laws of England and Wales, (b) each other Foreign Subsidiary that becomes a guarantor and (c) solely with respect to Foreign Obligations consisting of Secured Cash Management Agreements or Secured Hedge Agreements with any other Foreign Loan Party, the Foreign Borrower.

“Foreign Lender” means (a) with respect to the Domestic Borrower, a Lender that is not a U.S. Person, and (b) with respect to the Foreign Borrower, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Loan Parties” means the Foreign Borrower and the Foreign Guarantors.

“Foreign Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Foreign Loan Party arising under any Loan Document or otherwise with respect to (a) any Loan made to the Foreign Borrower, (b) any Letter of Credit issued for the account of the Foreign Borrower, (c) any Secured Cash Management Agreement with any Foreign Loan Party or (d) any Secured Hedge Agreement with any Foreign Loan Party, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Foreign Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that Foreign Obligations of a Foreign Loan Party shall exclude any Excluded Swap Obligations with respect to such Foreign Loan Party.

“Foreign Pension Plan” means any plan, fund (including, without limitation, any super-annuation fund) or other similar program, arrangement or agreement established or maintained outside of the United States by any Loan Party or any of its Subsidiaries primarily for the benefit of employees of such Loan Party or such Subsidiaries residing outside the United States, which plan, fund, or similar program provides or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which is not subject to ERISA or the Code.

“Foreign Plan Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of any Loan Party or an Affiliate thereof in an aggregate amount in excess of the Threshold Amount: (i) the partial or complete withdrawal of any Loan Party or an Affiliate thereof from a Foreign Pension Plan if withdrawal liability is asserted by such plan, or (ii) the termination of a defined benefit Foreign Pension Plan, the institution of proceedings to terminate a defined benefit Foreign Pension Plan, or the imposition of liability on any Loan Party or an Affiliate thereof due to a violation of foreign law with respect to a defined benefit Foreign Pension Plan.

“Foreign Security Agreements” means the collective reference to the security agreements, debentures, pledge agreements, charges, deeds, guaranty agreements, and other similar documents and agreements pursuant to which any Loan Party purports to pledge or grant a security interest in any property or assets located outside the United States securing all or any portion of the Obligations or provide credit support for the Obligations, in each case, that are governed by the laws of any jurisdiction outside of the United States, each as may be amended, restated, supplemented or otherwise modified from time to time.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Credit Lender, (a) with respect to any L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03.

“Global Guarantors” means (a) each Domestic Subsidiary identified as a “Global Guarantor” on the signature pages to this Agreement, (b) each Domestic Subsidiary that becomes a guarantor of the Obligations, whether pursuant to Section 6.12 or otherwise and (c) solely with respect to Obligations consisting of Secured Cash Management Agreements or Secured Hedge Agreements with any other Loan Party, the Domestic Borrower.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, (a) Global Guarantors and the Foreign Guarantors and (b) with respect to Additional Secured Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.10) under the Guaranty, each Borrower.

“Guaranty” means, collectively, the Guaranty made by the Guarantors under Article X in favor of the Secured Parties and each guaranty and/or deed of guarantee entered into by a Foreign Guarantor, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract not prohibited under Articles VI or VII, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract not prohibited under Articles VI or VII, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided that, in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement; provided further that for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.

“Impacted Loans” has the meaning assigned to such term in Section 3.03(a).

“Incremental Term Assumption Agreement” means an Incremental Term Assumption Agreement in form reasonably satisfactory to the Administrative Agent, among the Borrowers, the Administrative

Agent and one or more Incremental Term Lenders.

“Incremental Term Borrowing” means a borrowing consisting of simultaneous Incremental Term Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Incremental Term Lenders pursuant to Section 2.18.

“Incremental Term Commitment” means the commitment of any Lender or Eligible Assignee who is or subsequently becomes a Lender pursuant to an Incremental Term Assumption Agreement to make Incremental Term Loans to a Borrower.

“Incremental Term Facility” means, at any time, (a) on or prior to an Incremental Term Loan Date, the aggregate amount of any Incremental Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Incremental Term Loans of all Incremental Term Lenders outstanding at such time.

“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Date” means, with respect to any Incremental Term Commitment requested by the Domestic Borrower pursuant to Section 2.18, the date on which such Incremental Term Commitment is requested to become effective.

“Incremental Term Loans” means term loans made by one or more Lenders to the Borrowers pursuant to Section 2.18.

“Incremental Term Note” means a promissory note made by a Borrower in favor of an Incremental Term Lender evidencing Incremental Term Loans made by such Incremental Term Lender, substantially in the form of Exhibit C-3.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)
all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)
the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;
(c)
net obligations of such Person under any Swap Contract;
(d)
all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 90 days after the date on which such trade account payable was created);
(e)
indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided that if such Person has not assumed or otherwise become liable for such indebtedness, the amount of such indebtedness deemed to be Indebtedness of such Person shall not exceed the fair market value of the property subject to such Lien at the time of determination;

(f)
Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

(g)
all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;
(h)
all obligations under any so-called “asset securitization” transaction (including, without limitation, any Securitization Transaction) or any factoring or accounts receivables financing facilities entered into by such Person; and
(i)
all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capitalized Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. Notwithstanding the foregoing, the obligations of the Domestic Borrower under any Permitted Warrant Transaction shall not constitute Indebtedness so long as the terms of such Permitted Warrant Transaction provide for “net share settlement” (or substantially equivalent term) as the default “settlement method” (or substantially equivalent term) thereunder, except to the extent it is accounted for as a liability under GAAP

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Intellectual Property” means, collectively, all rights in intellectual property, whether arising under United States, state, multinational or foreign laws or otherwise, including but not limited to such rights in (i) copyrights, copyright licenses, patents, patent licenses, industrial designs, trademarks, trademark licenses, service marks, technology, know-how and processes, recipes, formulas, and trade secrets, (ii) registrations and applications for any of the foregoing, (iii) income, fees, royalties, damages, and payments now and hereafter due and/or payable with respect to any of the foregoing, and (iv) all rights to sue at law or in equity for any infringement, misappropriation or other violation or impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Debt” has the meaning specified in Section 7.02(i).

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan or an Alternative Currency Daily Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for any such Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swingline Loan) or any

Alternative Currency Daily Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swingline Loans being deemed made under the Revolving Credit Facility for purposes of this definition).

“Interest Period” means as to each Term SOFR Loan and Alternative Currency Term Rate Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Term SOFR Loan or Alternative Currency Term Rate Loan, and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Domestic Borrower in its Committed Loan Notice; provided that:

(a)
any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)
any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)
no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Loan Party or any Subsidiary.

“IP Rights” has the meaning specified in Section 5.17.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any L/C Issuer and the Domestic Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.

“Judgment Currency” has the meaning specified in Section 11.21.

“Laws” means, collectively, all international, foreign, ~~Federal~~federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Commitment” means, with respect to each L/C Issuer, the commitment of such L/C Issuer to issue Letters of Credit hereunder. The initial amount of each L/C Issuer’s Letter of Credit Commitment is set forth on Schedule 2.03, or if an L/C Issuer has entered into an Assignment and Assumption or has otherwise assumed a Letter of Credit Commitment after the Closing Date, the amount set forth for such L/C Issuer as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The Letter of Credit Commitment of an L/C Issuer may be modified from time to time by agreement between such L/C Issuer and the Borrowers, and notified to the Administrative Agent.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means with respect to a particular Letter of Credit, (a) Bank of America, through itself or through one of its designated Affiliates or branch offices, in its capacity as issuer of such Letter of Credit issued in Dollars or, acting as Alternative Currency L/C Issuer, any Alternative Currency, or any successor issuer thereof, (b) such other Lender selected by the Borrowers pursuant to Section 2.03(m) from time to time to issue such Letter of Credit issued in Dollars (provided that no Lender shall be required to become an L/C Issuer pursuant to this clause (b) without such Lender’s consent), or any successor issuer thereof or (c) any Lender selected by the Borrowers (with the prior consent of the Administrative Agent) to replace a Lender who is a Defaulting Lender at the time of such Lender’s appointment as an L/C Issuer (provided that no Lender shall be required to become an L/C Issuer pursuant to this clause (c) without such Lender’s consent), or any successor issuer thereof.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and, their successors and assigns and, unless the context requires otherwise, includes the Swingline Lender and the Incremental Term Lenders.

“Lender Recipient Party” means collectively, the Lenders, the Swingline Lenders and the L/C

Issuers.

“Lending Office” means, as to the Administrative Agent, any L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Domestic Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate.

“Letter of Credit” means any letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder. A Letter of Credit may be a standby letter of credit or a commercial letter of credit payable upon presentation of appropriate supporting documents (“sight”). Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(h).

“Letter of Credit Report” means a certificate substantially the form of Exhibit I or any other form approved by the Administrative Agent.

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the Revolving Credit Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Credit Loan, a Swingline Loan, or, if applicable, any Incremental Term Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letters, (f) each Issuer Document (g) each Incremental Term Assumption Agreement and (h) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party pursuant to the foregoing (but specifically excluding any Secured Hedge Agreement or any Secured Cash Management Agreement); provided, however, that for purposes of Section 11.01, “Loan Documents” shall mean this Agreement, the Guaranty and the Collateral Documents.

“Loan Parties” means, collectively, the Borrowers and the Guarantors.

“Mandatory Cost” means any amount incurred periodically by any Lender during the term of the Facility which constitutes fees, costs or charges imposed on lenders generally in the jurisdiction in which such Lender is domiciled, subject to regulation, or has its Facility Office by any Governmental Authority.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Acquisition” means any Permitted Acquisition for which the Cost of Acquisition is equal to or greater than $50,000,000.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of any Borrower or the Domestic Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Material Contract” means (i) all agreements, indentures or notes governing the terms of any Material Indebtedness and (ii) all other agreements, documents, leases, contracts, indentures and instruments for which a default, breach or termination thereof could reasonably be expected to result in a Material Adverse Effect.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), and obligations in respect of one or more Swap Contracts, of any one or more of the Loan Parties and their Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “obligations” of any Loan Party or any Subsidiary in respect of any Swap Contract at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party or such Subsidiary would be required to pay if such Swap Contract were terminated at such time.

“Material Intellectual Property” means any Intellectual Property owned by the Borrowers or their respective Subsidiaries that is used in and material to the operation of their respective businesses.

“Material Real Property” means each parcel (or group of contiguous related parcels) of real property owned by the Domestic Borrower or any Subsidiary located within the United States with a book value equal to or greater than $5,000,000; all Material Real Property as of the Closing Date is identified on Schedule 5.08(c).

“Maturity Date” means (a) with respect to the Revolving Credit Facility, ~~May~~August ~~26~~12, ~~2028~~2031, and (b) with respect to any Incremental Term Facility, the maturity date set forth in the applicable Incremental Term Assumption Agreement for such Incremental Term Facility; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day; provided further that, to the extent any Permitted Convertible Indebtedness issued by the Domestic Borrower has a maturity date prior to the date that is 91 days after the then-existing Maturity Date (the maturity date of such Permitted Convertible Indebtedness, the “PCI Maturity Date”), if the Administrative Agent has not received from the Domestic Borrower on or prior to 91 days prior to such PCI Maturity Date (the “Springing Maturity Date”), a true, correct and complete copy of the fully executed and effective amendment, amendment and restatement, extension or other modification to such Permitted Convertible Indebtedness extending the maturity date thereof to a date that is at least 91 days after the then-existing Maturity Date, the date set forth in clause (a) above automatically shall be the applicable Springing Maturity Date; provided further, to the extent the Domestic Borrower has issued multiple items of Permitted Convertible Indebtedness with a PCI Maturity Date prior to the date that is 91 days after the then-existing Maturity Date, the Springing Maturity Date shall be the earliest of such Springing Maturity Dates to occur.

“Maximum Rate” has the meaning specified in Section 11.09.

“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Domestic Borrower.

“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 103% of the Fronting Exposure of all L/C Issuers with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.15(a)(i), (a)(ii) or (a)(iii), an amount equal to 103% of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the L/C Issuers in their sole discretion.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by any Loan Party or any Subsidiary in respect of any Disposition or Involuntary Disposition, or any Extraordinary Receipt, in each case net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable as a result thereof and any withholding taxes paid or payable in connection therewith or as a result of any intercompany transfer of such cash or Cash Equivalents, and (c) the amount necessary to retire any Indebtedness secured by a Permitted Lien; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any Loan Party or any Subsidiary in any Disposition or Involuntary Disposition.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Note” means an Incremental Term Note or a Revolving Credit Note, as the context may require. “Notice of Additional L/C Issuer” means a certificate substantially the form of Exhibit J or any other form approved by the Administrative Agent.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit G or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, or Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that without limiting the foregoing, Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (c) with respect to a besloten vennootschap met beperkte aansprakelijkheid, the deed of incorporation and the articles of association and (d) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction) and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity (or equivalent or comparable documents with respect to any non-U.S. jurisdiction).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the Closing Date, and as codified at 31 C.F.R. § 850.101 et seq.

“Outstanding Amount” means (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date, (b) with respect to Incremental Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Incremental Term Loans occurring on such date and (c) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of Unreimbursed Amounts.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuers, or the Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Alternative Currency L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“Participating Member State” means any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (other than a Multiemployer Plan) that is maintained or is contributed to by the Domestic Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Acquisition” means the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be wholly-owned directly by the Domestic Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation), in each case by a Loan Party in accordance with Section 7.03(g).

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Domestic Borrower’s common stock (or other securities or property following a merger event or other change of the common stock of the Domestic Borrower) purchased by the Domestic Borrower in connection with the issuance of any Permitted Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Domestic Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Domestic Borrower from the issuance of such Permitted Convertible Indebtedness in connection with such Permitted Bond Hedge Transaction.

“Permitted Convertible Indebtedness” means unsecured notes issued by the Domestic Borrower that are convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of common stock of the Domestic Borrower (or other securities or property following a merger event or other change of the common stock of the Domestic Borrower), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities); provided that, the Indebtedness thereunder must satisfy each of the following conditions: (a) such Indebtedness is not guaranteed by any Subsidiary of the Domestic Borrower, (b) such Indebtedness is unsecured, (c) both immediately prior to and after giving effect thereto, no Default or Event of Default shall exist or would result therefrom, (d) the Borrowers and their respective Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), after giving effect to the issuance of such Indebtedness, (e) such Indebtedness does not require any scheduled amortization or other scheduled payments of principal prior to the date that is 91 days after the Maturity Date (other than the scheduled maturity in full of such Permitted Convertible Indebtedness, which is subject to the terms of the definition of “Maturity Date” set forth herein), and (f) the terms, conditions and covenants of such Indebtedness must be customary for convertible Indebtedness of such type (as determined by the board of directors of the Domestic Borrower, or a committee thereof, in good faith).

“Permitted Liens” has the meaning set forth in Section 7.01.

“Permitted Receivables Facility” means, with respect to Diodes Taiwan SARL or any Subsidiary of the Domestic Borrower organized under the laws of a jurisdiction in Asia, any factoring or accounts receivables financing facilities of Diodes Taiwan SARL or such Subsidiary, as applicable; provided that no portion of the indebtedness or any other obligations (contingent or otherwise) under such Permitted Receivables Facility (ia) shall be guaranteed by any Borrower or any Subsidiary of a Borrower, (~~ii~~b) shall be recourse to or obligate any Borrower or any Subsidiary of a Borrower (other than the Subsidiary having entered into such Permitted Receivables Facility) in any way or (~~iii~~c) shall subject any property or asset of any Borrower or any Subsidiary of a Borrower (other than the Subsidiary having entered into such Permitted Receivables Facility), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than, in the case of each of clauses (ia), (~~ii~~b) and (~~iii~~c), a Guarantee given by the Domestic Borrower as permitted under Section 7.02(e)(ii).

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Domestic Borrower’s common stock (or other securities or property following a merger event or other change of the common stock of the Domestic Borrower) and/or cash (in an amount determined by reference to the price of such common stock) sold by the Domestic Borrower substantially concurrently with any purchase by the Domestic Borrower of a related Permitted Bond Hedge Transaction.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Domestic Borrower or any ERISA Affiliate or any such Plan to which the Domestic Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Pledged Debt” has the meaning specified in the Collateral Agreement.

“Pledged Equity” has the meaning specified in the Collateral Agreement.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding

$10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Securitization Transaction” means any transaction or series of transactions entered into by the Domestic Borrower or a Subsidiary of the Domestic Borrower and designated by the Domestic Borrower as a Qualified Securitization Transaction, pursuant to which the Domestic Borrower or such Subsidiary (including an Excluded Securitization Subsidiary) may sell, convey or otherwise transfer to (i) any Excluded Securitization Subsidiary or (ii) any other Person (in the case of a transfer by an Excluded Securitization Subsidiary), or may grant a security interest in, any Securitization Assets (whether now existing or arising in the future) of a Loan Party or other Subsidiary of the Domestic Borrower, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, and proceeds of such Securitization Assets and other assets that are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitization transactions involving such types of assets; provided that no portion of the indebtedness or any other obligations (contingent or otherwise) under such Qualified Securitization Transaction (i) shall be guaranteed by any Borrower or any Subsidiary of a Borrower, (ii) shall be recourse to or obligate any Borrower or any Subsidiary of a Borrower (other than an Excluded Securitization Subsidiary) in any way (subject solely to the customary satisfaction of Standard Securitization Undertakings in a Qualified Securitization Transaction) or (iii) shall subject any property or asset of any Borrower or any Subsidiary of a Borrower (other than an Excluded Securitization Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof (subject solely to the customary satisfaction of Standard Securitization Undertakings in a Qualified Securitization Transaction). Any such designation shall be evidenced to the Administrative Agent by delivering to the Administrative Agent written notice of such Qualified Securitization Transaction promptly upon effectiveness certifying that such designation and transaction complied with the foregoing conditions, completed and signed by a Responsible Officer on behalf of the Domestic Borrower and such Excluded Securitization Subsidiary.

“Recipient” means the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.

“Register” has the meaning specified in Section 11.06(c).

“Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means (a) with respect to Loans denominated in Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto, (b) with respect to Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, and (d) with respect to Loans denominated in any other Agreed Currency, (i) the central bank for the currency in which such Loan is denominated or any central bank or other supervisor which is responsible for supervising either (x) such Successor Rate or (y) the administrator of such Successor Rate or (ii) any working group or committee officially endorsed or convened by (w) the central bank for the currency in which such Successor Rate is denominated, (x) any central bank or other supervisor that is responsible for supervising either (A) such Successor Rate or (B) the administrator of such Successor Rate, (y) a group of those central banks or other supervisors or (z) the Financial Stability Board or any part thereof.

“Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, Term SOFR, (b) Sterling, SONIA, and (c) Euros, EURIBOR, as applicable.

“Removal Effective Date” has the meaning specified in Section 9.06(b).

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 -day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Incremental Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice.

“Required Incremental Term Lenders” means, as of any date of determination, with respect to any Incremental Term Facility, Incremental Term Lenders holding more than 50% of such Incremental Term Facility on such date. The portion of any Incremental Term Facility held by any Defaulting Lender shall be disregarded in determining Required Incremental Term Lenders at any time.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition), (b) aggregate unused Revolving Credit Commitments, and (c) aggregate unused Incremental Term Commitments, if any. The Total Outstandings of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making such determination.

“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments. The unused Revolving Credit Commitment of, and the portion of the Total Outstandings of any Defaulting Lender shall be disregarded in determining Required Revolving Lenders at any time; provided that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making such determination.

“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).

“Resignation Effective Date” has the meaning specified in Section 9.06(a).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Domestic Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Domestic Borrower’s stockholders, partners or members (or the equivalent Person thereof).

“Revaluation Date” means, (a) with respect to any Revolving Credit Loan, each of the following: (i) each date of a Borrowing of an Alternative Currency Term Rate Loan, (ii) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (ii) each date of any payment by the Alternative Currency L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iii) such additional dates as the Administrative Agent or the Alternative Currency L/C Issuer shall determine or the Required Lenders shall require.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Term SOFR Loans or Alternative Currency Term Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Credit Commitment of all Revolving Credit Lenders on the Closing Date shall be $225,000,000.

“Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in L/C Obligations and Swingline Loans at such time.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, (a) so long as any Revolving Credit Commitment is in effect, any Lender that has a Revolving Credit Commitment at such time or (b) if the Revolving Credit Commitments have terminated or expired, any Lender that has a Revolving Credit Loan or a participation in L/C Obligations or Swingline Loans at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Revolving Credit Note” means a promissory note made by a Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swingline Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-4.

“Revolving Credit Increase Effective Date” has the meaning specified in Section 2.17(d).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the Alternative Currency L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.

“Secured Hedge Agreement” means any Swap Contract permitted under Article VI or VII that is entered into by and between any Loan Party and any Hedge Bank.

“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit H.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders (including Designated Lenders), the L/C Issuers, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Securitization Assets” means accounts, payments, receivables, rights to future lease or loan payments or residuals or similar rights to payment, and related rights or assets.

“Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including, without limitation, factoring arrangements and Qualified Securitization Transactions) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, Securitization Assets to a special purpose subsidiary or affiliate of such Person (including, without limitation, an Excluded Securitization Subsidiary).

“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

~~“SOFR Adjustment” with respect to Daily Simple SOFR and Term SOFR, means 0.10% (10 basis points).~~

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.

“SONIA Adjustment” means, with respect to SONIA, 0.0326% per annum.

“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Specified Event of Default” means an Event of Default under Section 8.01(a), (f) or (g).

“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.10).

“Standard Securitization Undertakings” means those representations, warranties, covenants and indemnities entered into by the Loan Parties or any Excluded Securitization Subsidiary which are customary in securitization transactions of a comparable size involving similar Securitization Assets in the jurisdictions applicable to such transactions.

“Sterling” and “£” mean the lawful currency of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power and/or the power for the election of the majority of the directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled (pursuant to an agreement or otherwise), directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Domestic Borrower.

“Successor Rate” has the meaning set forth in Section 3.03(b)(ii). “Sustainability

Structuring Agent” has the meaning set forth in Section 2.20(a).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. Notwithstanding the foregoing, no Permitted Bond Hedge Transaction nor Permitted Warrant Transaction shall constitute a Swap Contract.

“Swap Obligations” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction (other than a Permitted Bond Hedge Transaction or a Permitted Warrant Transaction) that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to Section 2.04.

“Swingline Commitment” means, as to any Lender (a) the amount set forth opposite such Lender’s name on Schedule 2.01 hereof or (b) if such Lender has entered into an Assignment and Assumption or has otherwise assumed a Swingline Commitment after the Closing Date, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 11.06(c).

“Swingline Lender” means Bank of America in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder.

“Swingline Loan” has the meaning specified in Section 2.04(a).

“Swingline Loan Notice” means a notice of a Swingline Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Swingline Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the Revolving Credit Facility. The Swingline Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the Consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“~~TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007~~T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.

“TARGET Day” means any day on which ~~TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement)~~T2 is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means:

(a)
for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto~~, in each case, plus the SOFR Adjustment for such Interest Period~~; and
(b)
for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto~~, in each case, plus the SOFR Adjustment for such term~~;

provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.

“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Term SOFR Replacement Date” has the meaning specified in Section 3.03(b).

“TFSS Investment” means the investment to be made by the U.S. Borrower in TF Semiconductor Solutions Inc. in the form of a secured revolving credit loan in an aggregate principal amount not to exceed $3,000,000.

“Threshold Amount” means $25,000,000.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swingline Loans and L/C Obligations.

“Transaction” means, collectively, (a) the entering into by the Loan Parties and their applicable Subsidiaries of the Loan Documents to which they are or are intended to be a party and (b) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Term SOFR Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“U.S. Government Securities Business Day” means any ~~Business Day,~~day except ~~any Business Day~~for (a) a Saturday, (b) a Sunday or (c) a day on which ~~any of~~ the Securities Industry and Financial Markets Association, recommends that the ~~New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws~~fixed income departments of its members be closed for the entire day for purposes of ~~the~~trading in United States ~~or the laws of the State of New York, as applicable~~government securities.

“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States of America.

“U.S. Person” means any ~~Person that is a “United States Person” as defined~~United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United State.

“U.S. Special Resolution Regime” has the meaning specified in Section ~~7701(a)(30) of the Code~~11.23.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).

“Withholding Agent” means each Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution that are related to or ancillary to any of those powers.

Section 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Any and all references to “Borrower” regardless of whether preceded by the term a, any, each of, all, and/or, or any other similar term shall be deemed to refer, as the context requires, to each and every (and/or any one or all) parties constituting a Borrower, individually and/or in the aggregate.
(b)
In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)
Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(d)
Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition, distribution, dividend, investment or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition, distribution, dividend, investment or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 1.03. Accounting Terms.

(a)
Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Domestic Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded, (ii) all liability amounts shall be determined excluding any liability relating to any operating lease, all asset amounts shall be determined excluding any right-of-use assets relating to any operating lease, all amortization amounts shall be determined excluding any amortization of a right-of-use asset relating to any operating lease, and all interest amounts shall be determined excluding any deemed interest comprising a portion of fixed rent payable under any operating lease, in each case to the extent that such liability, asset, amortization or interest pertains to an operating lease under which the covenantor or a member of its consolidated group is the lessee and would not have been accounted for as such under GAAP as in effect on December 31, 2015 and (iii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB ASC Topic 825 “Financial Instruments” (or any other financial accounting standard having a similar result or effect) to value any Indebtedness of the Borrowers or any Subsidiary at “fair value”, as defined therein. For purposes of determining the amount of any outstanding Indebtedness, no effect shall be given to (x) any election by the Borrowers to measure an item of Indebtedness using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification 825–10–25 (formerly known as FASB 159) or any similar accounting standard) or (y) any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016–02, Leases (Topic 842), to the extent such adoption would require recognition of a lease liability where such lease (or similar arrangement) would not have required a lease liability under GAAP as in effect on December 31, 2015. For the avoidance of doubt, and without limitation of the foregoing, Permitted Convertible Indebtedness shall at all times be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares deliverable upon conversion thereof.
(b)
Changes in GAAP. If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Domestic Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Domestic Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Domestic Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 1.04. Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.05. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuers, as applicable, shall determine the Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuers, as applicable.

(b)
Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of an Alternative Currency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Alternative Currency Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Alternative Currency L/C Issuer, as the case may be.
(c)
The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Term SOFR”, “Alternative Currency Daily Rate”, Alternative Currency Term Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Successor Rate or Alternative Currency Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes or Alternative Currency Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate or Alternative Currency Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate or Alternative Currency Successor

Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
(d)
By agreeing to make Loans under this Agreement, each Lender is confirming it has all licenses, permits and approvals necessary for use of the reference rates referred to herein as provided for in this Agreement, and it will comply with, preserve, renew and keep in full force and effect such licenses, permits and approvals for use of such rates under this Agreement.

Section 1.06. Additional Alternative Currencies.

(a)
The Domestic Borrower may from time to time request that Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is an Eligible Currency. In the case of any such request with respect to the making of Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent and each Lender with a Commitment under which such currency is requested to be made available; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the Alternative Currency L/C Issuer.
(b)
Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the Alternative Currency L/C Issuer, in each case in its sole discretion). In the case of any such request pertaining to Alternative Currency Loans, the Administrative Agent shall promptly notify each Appropriate Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the Alternative Currency L/C Issuer thereof. Each Appropriate Lender (in the case of any such request pertaining to Alternative Currency Loans) or the Alternative Currency L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.
(c)
Any failure by a Lender or the Alternative Currency L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the Alternative Currency L/C Issuer, as the case may be, to permit Alternative Currency Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Appropriate Lenders consent to making Alternative Currency Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Domestic Borrower and (i) the Administrative Agent and such Lenders may amend the definitions of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, to the extent necessary to add the appropriate interest rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, reflects the appropriate interest rate for such currency or has been amended to reflect the appropriate interest rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any Borrowings of Alternative Currency Loans. If the Administrative Agent and the Alternative Currency L/C Issuer consent to the issuance of Letters of

Credit in such requested currency, the Administrative Agent shall so notify the Domestic Borrower and (i) the Administrative Agent and the Alternative Currency L/C Issuer may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, to the extent necessary to add the appropriate interest rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, reflects the appropriate interest rate for such currency or has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency, for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Domestic Borrower.

Section 1.07. Change of Currency. (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Revolving Credit Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Revolving Credit Borrowing, at the end of the then current Interest Period.

(b)
Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
(c)
Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

Section 1.08. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to U.S. Eastern time (daylight or standard, as applicable).

Section 1.09. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Section 1.10. UCC Terms.

Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01. The Borrowings.

(a)
[Reserved].
(b)
Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrowers in Dollars or in an Alternative Currency from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment, and (iii) the aggregate Outstanding Amount of all Revolving Credit Loans denominated in Alternative Currencies plus the aggregate Outstanding Amount of all L/C Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans, Term SOFR Loans, Alternative Currency Daily Rate Loans, or Alternative Currency Term Rate Loans, as applicable and as further provided herein.

Section 2.02. Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Incremental Term Loans or Revolving Credit Loans from one Type to another, and each continuation of Term SOFR Loans or Alternative Currency Term Rate Loans shall be made upon the Domestic Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, (ii) on the requested date of any Borrowing of Base Rate Loans, and (iii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Alternative Currency Loans. Each Borrowing of, conversion to or continuation of Term SOFR Loans or Alternative Currency Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in connection with any conversion or continuation of an Incremental Term Loan, if less, the entire principal amount thereof then outstanding). Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000in excess thereof (or, in connection with any conversion or continuation of an Incremental Term Loan, if less, the entire principal amount thereof then outstanding). Each Committed Loan Notice and each telephonic notice shall specify (i) the name of the applicable Borrower, (ii) the applicable Facility and whether such Borrower is requesting a Borrowing, a conversion of Loans from one Type to another, or a continuation of Loans, as the case may be, under such Facility, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto, and (vii) the currency of the Loans to be borrowed, converted or continued. If the Domestic Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Domestic Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Domestic Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one month. No Revolving Credit Loan may be converted into or continued as a Revolving Credit Loan denominated in a different currency, but instead must be repaid in the original currency of such Revolving Credit Loan and reborrowed in the other currency. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Domestic Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans or Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a Term SOFR Loan and may only be in Dollars.

(b)
Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under such Facility of the applicable Loans, whether such Loan is to be denominated in Dollars or an Alternative Currency, and if no timely notice of a conversion or continuation is provided by the Domestic Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loan denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m. in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Domestic Borrower; provided that if, on the date the Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Domestic Borrower, there are L/C Borrowings outstanding with respect to the applicable Borrower, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to such Borrower as provided above.
(c)
Except as otherwise provided herein, a Term SOFR Loan or an Alternative Currency Term Rate Loan may be continued or converted only on the last day of an Interest Period for such Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans or Alternative Currency Term Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Alternative Currency Loans be redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto.

(d)
Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.
(e)
After giving effect to all Incremental Term Borrowings, all conversions of Incremental Term Loans from one Type to another, and all continuations of Incremental Term Loans as the same Type, there shall not be more than six (6) Interest Periods in effect in respect of the Incremental Term Facility. After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to another, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than 6 Interest Periods in effect in respect of the Revolving Credit Facility.
(f)
Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrowers, the Administrative Agent and such Lender.
(g)
With respect to any Alternative Currency Daily Rate, Alternative Currency Term Rate, SOFR or Term SOFR, the Administrative Agent will have the right to make Alternative Currency Conforming Changes or Conforming Changes, as applicable, from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Alternative Currency Conforming Changes or Conforming Changes, as applicable, will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Alternative Currency Conforming Changes or Conforming Changes, as applicable, to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.

Section 2.03. Letters of Credit.

(a)
The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01 (A) Bank of America, in its capacity as an L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or, in its capacity as Alternative Currency L/C Issuer, in an Alternative Currency applicable to such L/C Issuer for the account of any Borrower or Loan Party, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; (B) each other L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars for the account of any Borrower or Loan Party, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (C) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrowers or any Loan Party and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (x) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Commitment, (y) the aggregate Outstanding Amount of all Revolving Credit Loans denominated in Alternative Currencies plus the aggregate Outstanding Amount of all L/C Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by a Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by such Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii)
No L/C Issuer shall issue any Letter of Credit, if:
(A)
the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or
(B)
the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date.
(iii)
No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
(A)
any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;
(B)
the issuance of the Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;
(C)
except as otherwise agreed by the Administrative Agent and such L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;
(D)
except as agreed by the Administrative Agent and the Alternative Currency L/C Issuer, the Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;
(E)
such L/C issuer does not as of the issuance date of such requested Letter of Credit issue letters of credit in the requested currency;
(F)
any Revolving Credit Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Domestic Borrower or such Revolving Credit Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion;
(G)
the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or
(H)
such L/C Issuer does not as of the issuance date of the requested Letter of Credit issue Letters of Credit in the requested currency.
(iv)
No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
(v)
No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(vi)
Each L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.
(b)
Procedures for Issuance and Amendment of Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Such Letter of Credit Application may be sent ~~by facsimile,~~ by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit denominated in Dollars, and not later than 12:00 noon at least ten Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit denominated in an Alternative Currency (or in each case such later date and time as the Administrative Agent and the applicable L/C Issuer may agree in a particular instance in their sole discretion). In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof and the absence of specification of currency shall be deemed a request for a Letter of Credit denominated in Dollars; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the applicable L/C Issuer may require. Additionally, the applicable Borrower shall furnish to the applicable L/C

Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may require.
(ii)
Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Loan Party) or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.
(iii)
Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)
Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall promptly notify the applicable Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the applicable Borrower shall reimburse the Alternative Currency L/C Issuer in such Alternative Currency, unless (A) the Alternative Currency L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the applicable Borrower shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the applicable Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the Alternative Currency L/C Issuer shall notify the applicable Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the Alternative Currency L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the applicable Borrower shall reimburse the applicable L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section 2.03(c)(i) and (B) the Dollar amount paid by the applicable Borrower, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, such Borrower agrees, as a separate and independent obligation, to indemnify the Alternative Currency L/C Issuer for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing. If the applicable Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the applicable Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)
Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar denominated payments in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars.
(iii)
With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Domestic Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)
Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of such L/C Issuer.
(v)
Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any L/C Issuer, any Borrower, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the applicable Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the applicable L/C

Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)
If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the applicable L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(d)
Repayment of Participations. (i) At any time after the applicable L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the applicable Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent.
(ii)
If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)
Obligations Absolute. The obligation of the applicable Borrower to reimburse the applicable L/C Issuer in each case for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)
any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)
the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)
any draft, demand, endorsement, certificate or other document presented under or in connection with such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)
waiver by any L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the applicable Borrower or any waiver by such L/C Issuer which does not in fact materially prejudice the applicable Borrower;
(v)
honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)
any payment made by the applicable L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable;
(vii)
any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
(viii)
any adverse change in the relevant exchange rates or in the availability of relevant Alternative Currency to any Borrower or any Subsidiary or in the relevant currency markets generally; or
(ix)
any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Domestic Borrower or any Subsidiary.

The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the applicable Borrower’s instructions or other irregularity, the applicable Borrower will immediately notify the applicable L/C Issuer. The applicable Borrower shall be conclusively deemed to have waived any such claim against each L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)
Role of L/C Issuer. Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of any L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the applicable Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither any L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Borrower may have a claim against the applicable L/C Issuer, and the applicable L/C Issuer may be liable to the applicable Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the applicable Borrower which the applicable Borrower proves, as determined by a final nonappealable judgment of a court of competent jurisdiction, were caused by the applicable L/C Issuer’s willful misconduct or gross negligence or the applicable L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring, endorsing or assigning or purporting to transfer, endorse or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. Each L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(g)
Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the applicable L/C Issuer and the applicable Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to any Borrower for, and no L/C Issuer’s rights and remedies against the applicable Borrower shall be impaired by, any action or inaction of any L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
(h)
Letter of Credit Fees. The applicable Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance, subject to Section 2.16, with its Applicable Revolving Credit Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.
(i)
Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The applicable Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, a fronting fee (i) with respect to each commercial Letter of Credit, at the rate specified in the Fee Letter, computed on the Dollar Equivalent of the amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the applicable Borrower and such L/C Issuer, computed on the Dollar Equivalent of the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the applicable Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(j)
Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k)
Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the applicable Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. Each Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the applicable Borrower, and that the applicable Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.
(l)
L/C Issuer Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section 2.03, provide the Administrative Agent a Letter of Credit Report, as set forth below:
(i)
reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed);
(ii)
on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;

(iii)
on any Business Day on which a Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment;
(iv)
on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and
(v)
for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer.
(m)
Additional L/C Issuers. Any Lender hereunder may become an L/C Issuer upon receipt by the Administrative Agent of a fully executed Notice of Additional L/C Issuer which shall be signed by the Borrowers, the Administrative Agent and each L/C Issuer. Such new L/C Issuer shall provide its L/C Commitment in such Notice of Additional L/C Issuer and upon the receipt by the Administrative Agent of the fully executed Notice of Additional L/C Issuer, the defined term L/C Commitment shall be deemed amended to incorporate the L/C Commitment of such new L/C Issuer.

Section 2.04. Swingline Loans.

(a)
The Swingline. Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans in Dollars (each such loan, a “Swingline Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit, notwithstanding the fact that such Swingline Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swingline Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that (x) after giving effect to any Swingline Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment and (iii) the aggregate amount of all Swingline Loans outstanding shall not exceed the Swingline Commitment of the Swingline Lender, (y) the applicable Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan, and (z) the Swingline Lender shall not be under any obligation to make any Swingline Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swingline Loan shall be a Base Rate Loan. Immediately upon the making of a Swingline Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swingline Loan.

(b)
Borrowing Procedures. Each Swingline Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by: (A) telephone or (B) a Swingline Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Swingline Lender and the Administrative Agent of a Swingline Loan Notice. Each such Swingline Loan Notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date (which shall be a Business Day). Promptly after receipt by the Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swingline Borrowing (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swingline Loan Notice, make the amount of its Swingline Loan available to the applicable Borrower at its office by crediting the account of the applicable Borrower on the books of the Swingline Lender in immediately available funds.
(c)
Refinancing of Swingline Loans. (i) The Swingline Lender at any time in its sole discretion may request, on behalf of the applicable Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the applicable Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.
(ii)
If for any reason any Swingline Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.
(iii)
If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv)
Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the applicable Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the applicable Borrower to repay Swingline Loans, together with interest as provided herein.
(d)
Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swingline Lender.
(ii)
If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Revolving Credit Lender shall pay to the Swingline Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e)
Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the applicable Borrower for interest on the Swingline Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swingline Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swingline Lender.
(f)
Payments Directly to Swingline Lender. The applicable Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender.

Section 2.05. Prepayments.

(a)
Optional. (i) Each Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Incremental Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Administrative Agent, (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Term SOFR Loans denominated in Dollars, (B) on the date of prepayment of Base Rate Loans, and (C) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Alternative Currency Loans; (ii) any prepayment of Term SOFR Loans and Alternative Currency Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof; or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Type(s) of Loans to be prepaid, the currency in which such Loan(s) to be prepaid is(are) denominated and, if Term SOFR Loans or Alternative Currency Term Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by a Borrower, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Incremental Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof as directed by a Borrower in such notice, or if not so directed by the applicable Borrower, on a pro-rata basis. Subject to Section 2.16, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.
(ii)
The applicable Borrower may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Swingline Lender, (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by a Borrower, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.
(b)
Mandatory.
(i)
Reserved.
(ii)
Reserved.
(iii)
Reserved.
(iv)
Revolving Credit Outstandings. If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility then in effect, the applicable Borrower shall immediately upon notice from the Administrative Agent prepay Revolving Credit Loans, Swingline Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

(v)
Application of Other Payments - Revolving Credit Facility. Except as otherwise provided in Section 2.16, prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swingline Loans, second, shall be applied to the outstanding Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from a Borrower or any other Loan Party or any Defaulting Lender that has provided Cash Collateral) to reimburse the applicable L/C Issuers or the Revolving Credit Lenders, as applicable.
(vi)
Alternative Currencies. If the Administrative Agent notifies the Borrowers at any time that the Outstanding Amount of all Loans and L/C Obligations denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect.
(vii)
Reserved.

Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.05(b) shall be applied first to (i) Base Rate Loans and Alternative Currency Daily Rate Loans, and then (ii) Term SOFR Loans and Alternative Currency Term Rate Loans, in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

Section 2.06. Termination or Reduction of Commitments.

(a)
Optional. The Domestic Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Letter of Credit Sublimit, the Swingline Sublimit or the Alternative Currency Sublimit, or from time to time permanently reduce the Revolving Credit Facility, the Letter of Credit Sublimit, the Swingline Sublimit or the Alternative Currency Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Domestic Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, (C) the Swingline Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swingline Loans would exceed the Swingline Sublimit or (D) the Alternative Currency Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Revolving Credit Loans denominated in an Alternative Currency would exceed the Alternative Currency Sublimit.

(b)
Reserved.
(c)
Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the the Letter of Credit Sublimit, Swingline Sublimit, the Alternative Currency Sublimit or the Revolving Credit Facility under this Section 2.06. Upon any reduction of the Revolving Credit Facility, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Applicable Revolving Credit Percentage of such reduction amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination.

Section 2.07. Repayment of Loans.

(a)
Reserved.
(b)
Revolving Credit Loans. Each Borrower shall repay to the Revolving Credit Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans outstanding on such date.
(c)
Swingline Loans. Each Borrower shall repay each Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Facility.
(d)
Incremental Term Loans. Each Borrower shall repay to the Administrative Agent for the ratable account of the applicable Incremental Term Lenders the aggregate principal amount of each Incremental Term Loan outstanding on the dates in the respective amounts set forth in the applicable Incremental Term Assumption Agreement, with a final principal payment of all outstanding amounts on the applicable Maturity Date for such Incremental Term Loan.

Section 2.08. Interest. (a) Subject to the provisions of subsection (b) below, (i) each Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate for such Facility; (ii) each Alternative Currency Loan under the Revolving Credit Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Daily Rate or the Alternative Currency Term Rate, as applicable, for the relevant currency, plus, in each case, the Applicable Rate for such Type, (iii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iv) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement.

(b)
(i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(ii)
If any amount (other than principal of any Loan) payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iii)
Upon the request of the Required Lenders, while any Event of Default exists (including a payment default), all outstanding Obligations (including Letter of Credit Fees) may accrue at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(iv)
Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)
Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Section 2.09. Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.03:

(a)
Commitment Fee. The Domestic Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee in Dollars equal to the Applicable Rate times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations subject to adjustment as provided in Section 2.16. For the avoidance of doubt, the Outstanding Amount of Swingline Loans shall not be counted toward or considered usage of the Revolving Credit Commitments for purposes of determining the commitment fee. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period for the Revolving Credit Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(b)
Reserved.
(c)
Other Fees. (i) The Domestic Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)
The Domestic Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

Section 2.10. Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) and all Alternative Currency Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)
If, as a result of any restatement of or other adjustment to the financial statements of the Domestic Borrower or for any other reason, the Domestic Borrower or the Lenders determine that (i) the Consolidated Secured Net Leverage Ratio as calculated by the Domestic Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Secured Net Leverage Ratio would have resulted in higher pricing for such period, each Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or any L/C Issuer, as the case may be, under Section 2.03(c)(iii), Section 2.03(h) or Section 2.08(b) or under Article VIII. Each Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

Section 2.11. Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

(b)
In addition to the accounts and records referred to in subsection (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.12. Payments Generally; Administrative Agent’s Clawback.

(a)
General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Except as otherwise specifically provided for in this Agreement, if any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)
(i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans or Alternative Currency Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans or in the case of Alternative Currencies in accordance with such market practice, in each case, as applicable. If a Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)
Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the applicable L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Appropriate Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.
(iii)
In such event, if such Borrower has not in fact made such payment, then each of the Appropriate Lenders or the applicable L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such

L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.

A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)
Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to any Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)
Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).
(e)
Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

Section 2.13. Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and sub-participations in L/C Obligations and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be; provided that:

(i)
if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)
the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of a Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.15, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swingline Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

Section 2.14. [Reserved].

Section 2.15. Cash Collateral.

(a)
Certain Credit Support Events. If (i) any L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrowers shall be required to provide Cash Collateral pursuant to Section 8.02(c), or (iv) there shall exist a Defaulting Lender, each Borrower shall immediately (in the case of clause (iii) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or the applicable L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount attributable to Letters of Credit issued at the request of such Borrower (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)
Grant of Security Interest. Each Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided by it as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the applicable L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, each Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency with respect to Letters of Credit issued for such Borrower’s account. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more Controlled Accounts at Bank of America. The Borrowers shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)
Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.04, 2.05, 2.16 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Revolving Credit Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)
Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Credit Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

Section 2.16. Defaulting Lenders.

(a)
Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)
Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01.
(ii)
Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting

Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer or Swingline Lender hereunder; third, to Cash Collateralize the L/C Issuers’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the applicable Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the applicable Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuers’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the applicable Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)
Certain Fees.
(A)
No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)
Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15.

(C)
With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrowers shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each L/C Issuer and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)
Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Domestic Borrower shall have otherwise notified the Administrative Agent at such time, the Domestic Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)
Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Domestic Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.15.
(b)
Defaulting Lender Cure. If the Domestic Borrower, the Administrative Agent, the Swingline Lender and each L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the applicable Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 2.17. Increase in Revolving Credit Facility.

(a)
Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Revolving Credit Lenders and other Eligible Assignees selected by the Domestic Borrower with the approval of the Administrative Agent, each L/C Issuer and the Swingline Lender (which approvals shall not be unreasonably withheld) (any such Eligible Assignees, “Potential Revolving Credit

Lenders”)), the Borrowers may from time to time, request an increase in the Revolving Credit Facility (subject to item (iii) in the below proviso) by an aggregate amount of increases in the Revolving Credit Facility (for all such requests, but excluding all portions of such increase requests that are allocated as Incremental Term Loans pursuant to item (iii) of the proviso in this Section 2.17(a)) not greater than (x) $350,000,000 less (y) the amount of all Incremental Term Loans made pursuant to Section 2.18 (whether pursuant to a direct Borrower request under such Section or the operation of item (iii) in the following proviso); provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) the Borrowers may make a maximum of five such requests (inclusive of any direct requests made for Incremental Term Loans pursuant to Section 2.18) and (iii) no more than 50% of the aggregate amount requested pursuant to this Section 2.17 (A) by the applicable Borrower may be an increase to the Revolving Credit Facility and the remaining portion of such requested increase under this Section 2.17 shall be deemed a request for an Incremental Term Loan in such amount under, and in accordance with, the terms of Section 2.18. At the time of sending such notice, the applicable Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender or Potential Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders and Potential Revolving Credit Lenders).
(b)
Lender Elections to Increase. Each Revolving Credit Lender or Potential Revolving Credit Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment or provide a new Revolving Credit Commitment, as applicable, and, if so, the amount thereof. Any Revolving Credit Lender or Potential Revolving Credit Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment or to provide a new Revolving Credit Commitment, as applicable.
(c)
Notification by Administrative Agent; Additional Revolving Credit Lenders. The Administrative Agent shall notify the applicable Borrower and each Revolving Credit Lender of the Revolving Credit Lenders’ and Potential Revolving Credit Lenders’ responses to each request made hereunder. Each Potential Revolving Credit Lender that elects to participate in such requested increase (a “New Revolving Credit Lender”) shall become a Revolving Credit Lender hereunder pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.
(d)
Effective Date and Allocations. If the Revolving Credit Facility is increased in accordance with this Section, the Administrative Agent and the applicable Borrower shall determine the effective date (the “Revolving Credit Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the applicable Borrower and the Revolving Credit Lenders and New Revolving Credit Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date. Upon the effectiveness of any such increase, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the increased Revolving Credit Facility. Any such amendment may be memorialized in writing by the Administrative Agent with the Borrowers’ consent and furnished to the other parties hereto.
(e)
Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Domestic Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) certifying that, before and after giving effect to such increase, (A) no Default or Event of Default exists, (B) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.17, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, (C) on a pro forma basis after giving effect to the incurrence of any Revolving Credit Loans made on the Revolving Credit Increase Effective Date or the incurrence of any Incremental Term Loans made on the Incremental Term Loan Date, the Borrowers and their respective Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), (D) no less than 50% of the aggregate amount of the increase requested pursuant to Section 2.17(a) shall have been fully subscribed for as an Incremental Term Loan by existing or new Incremental Term Lenders, and (E) the other conditions set forth in this Section 2.17 have been satisfied. The Administrative Agent shall have received legal opinions relating to such increase and other closing certificates and documentation as may be reasonably requested and consistent with those delivered on the Closing Date under Section 4.01. The Borrowers shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments under this Section.
(f)
Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary.
(g)
Pari Passu. All increases to the Revolving Credit Commitment shall be guaranteed and secured on a pari passu basis with the existing Revolving Credit Facility and any existing Incremental Term Facility.

Section 2.18. Incremental Term Loans. (a) Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders and other Eligible Assignees selected by the Domestic Borrower with the approval of the Administrative Agent (which approval shall not be unreasonably withheld) (any such Eligible Assignees, “Potential Incremental Term Lenders”)), the Borrowers may from time to time, request Incremental Term Commitments in Dollars in an aggregate amount (for all such requests including all portions of such increase requests that are allocated as Incremental Term Loans pursuant to item (iii) of the proviso in Section 2.17(a)) not greater than (x) $350,000,000 less (y) the aggregate amount of increases in the Revolving Credit Facility made pursuant to Section 2.17; provided that (A) any such request for Incremental Term Commitments shall be in a minimum amount of $25,000,000 and (B) the Borrowers may make a maximum of five such direct requests (inclusive of any requests made pursuant to Section 2.17). At the time of sending such notice, the applicable Borrower (in consultation with the Administrative Agent) shall specify (x) the time period within which each Lender or Potential Incremental Term Lender is requested to respond (which shall in no event be less than fifteen Business Days from the date of delivery of such notice to the Lenders and Potential Incremental Term Lenders), (y) the pricing and the amortization terms with respect to such Incremental Term Commitments and (z) the applicable Incremental Term Loan Date.

(b)
Lender Elections; Additional Lenders. Each Lender and Potential Incremental Term Lender shall notify the Administrative Agent within such time period of its Incremental Term Commitment, if any. Any Lender or Potential Incremental Term Lender not responding within such time period shall be deemed to have declined to provide an Incremental Term Commitment. The Administrative Agent shall notify the applicable Borrower of the Lenders’ and Potential Incremental Term Lenders’ responses to each request made hereunder.
(c)
Incremental Term Assumption Agreement. The Borrowers and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Commitment of such Incremental Term Lender. Each Incremental Term Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided that the final maturity date of any Incremental Term Loans shall be no earlier than the later of the Maturity Date in respect of the Revolving Credit Facility and the latest maturity date for any Incremental Term Loans then outstanding. The Administrative Agent shall promptly notify each Lender and each Potential Incremental Term Lender that has elected to provide an Incremental Term Commitment as to the effectiveness of each Incremental Term Assumption Agreement. Upon the effectiveness of any Incremental Term Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Commitments evidenced thereby. Any such amendment may be memorialized in writing by the Administrative Agent with the Borrowers’ consent and furnished to the other parties hereto.
(d)
Conditions to Effectiveness of Incremental Term Loan. As a condition precedent to any Incremental Term Commitment becoming effective under this Section 2.18, the Domestic Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Incremental Term Loan Date (in sufficient copies for each Lender requesting the same) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Incremental Term Loan, and (y) certifying that, before and after giving effect to such increase, (A) no Default or Event of Default Exists, (B) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Incremental Term Loan Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.18, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, (C) on a pro forma basis after giving effect to the incurrence of any Incremental Term Loans made on the Incremental Term Loan Date or the incurrence of any Revolving Credit Loans made on the Revolving Credit Increase Effective Date, the Borrowers and their respective Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) and (D) the other conditions set forth in this Section 2.18 have been satisfied. The Administrative Agent shall have received legal opinions relating to such Incremental Term Loans and other closing certificates and documentation as required by the relevant Incremental Assumption Agreement and consistent with those delivered on the Closing Date under Section 4.01.
(e)
Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary.
(f)
Pari Passu. All Incremental Term Loans shall be guaranteed and secured on a pari passu basis with the existing Revolving Credit Facility, and any existing Incremental Term Facility.

Section 2.19. Designated Lenders. Each of the Administrative Agent, each L/C Issuer, the Swingline Lender and each Lender at its option may make any Credit Extension or otherwise perform its obligations hereunder through any Lending Office (each, a “Designated Lender”); provided that any exercise of such option shall not affect the obligation of such Borrower to repay any Credit Extension in accordance with the terms of this Agreement. Any Designated Lender shall be considered a Lender; provided that in the case of an Affiliate or branch of a Lender, such provisions that would be applicable with respect to Credit Extensions actually provided by such Affiliate or branch of such Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender; provided that for the purposes only of voting in connection with any Loan Document, any participation by any Designated Lender in any outstanding Credit Extension shall be deemed a participation of such Lender.

Section 2.20. Sustainability Adjustments; Successor Sustainability Structuring Agent. (a) After the Closing Date, the Domestic Borrower may appoint a sustainability structuring agent (in such capacity, the “Sustainability Structuring Agent”) and, in consultation with the Sustainability Structuring Agent and the Administrative Agent, may establish specified Key Performance Indicators (“KPIs”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Borrowers and their respective Subsidiaries. The Loan Parties, the Administrative Agent and the Required Lenders may amend this Agreement (such amendment, the “ESG Amendment”) solely for the purpose of incorporating the KPIs and other related provisions (including the ESG Pricing Provisions as defined below) into this Agreement. Any such ESG Amendment shall become effective upon (i) receipt by the Lenders of a lender presentation in regard to the KPIs from the Borrowers no later than ten (10) Business Days before the proposed effective date of such proposed ESG Amendment, (ii) the posting of such proposed ESG Amendment to all Lenders and the Borrowers, (iii) the identification, and engagement at the Borrowers’ cost and expense, of a sustainability metric auditor, which shall be a qualified external reviewer of nationally recognized standing, independent of the Borrowers and their Affiliates and (iv) the receipt by the Administrative Agent of executed signature pages and consents to such ESG Amendment from the Loan Parties, the Administrative Agent and Lenders comprising the Required Lenders. Upon effectiveness of any such ESG Amendment, based on the Borrowers’ performance against the KPIs, certain adjustments to the Applicable Rate for Revolving Credit Loans, Incremental Term Loans and Letters of Credit and the Commitment Fee Rate may be made; provided that the amount of any such adjustments made pursuant to an ESG Amendment shall not result in an increase or decrease of more than (a) 1.00 basis point in the Commitment Fee Rate and/or (b) 5.00 basis points in the Applicable Rate for Revolving Credit Loans, Incremental Term Loans or Letters of Credit, and such adjustments shall not be cumulative year-over-year (such adjustments, the “ESG Pricing Provisions”). The pricing adjustments in the ESG Amendment will require, among other things, reporting and validation of the measurement of the KPIs in a manner that is aligned with the Sustainability Linked Loan Principles (as published from time to time by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association). Following the effectiveness of the ESG Amendment, any modification to the ESG Pricing Provisions which does not have the effect of reducing the Applicable Rate for Revolving Credit Loans, Incremental Term Loans or Letters of Credit or the Commitment Fee Rate to a level not otherwise permitted by this paragraph shall be subject only to the consent of the Domestic Borrower and the Required Lenders.

(b)
The Sustainability Structuring Agent will assist the Domestic Borrower in preparing informational materials focused on ESG to be used in connection with the ESG Amendment.
(c)
This Section 2.20 shall supersede any provisions in Section 11.01 to the contrary.
(d)
The Sustainability Structuring Agent shall have the benefit of the provisions in Section 9.01, 9.02, 9.03, 9.04, 9.05, 9.07, 9.08, 11.02 and 11.17 in each case to the same effect as the Administrative Agent thereunder.

(e)
Successor Sustainability Structuring Agent:
(i)
The Sustainability Structuring Agent may at any time give notice of its resignation to the Administrative Agent, the Lenders and the Domestic Borrower. Upon receipt of any such notice of resignation, the Domestic Borrower, with the consent of the Required Lenders (not to be unreasonably withheld or delayed), shall have the right to appoint a successor. If no such successor shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Sustainability Structuring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Sustainability Resignation Effective Date”), then the retiring Sustainability Structuring Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Sustainability Structuring Agent subject to the consents set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Sustainability Resignation Effective Date.
(ii)
With effect from the Sustainability Resignation Effective Date (1) the retiring or removed Sustainability Structuring Agent shall be discharged from its duties and obligations hereunder and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Sustainability Structuring Agent, all determinations to be made by the Sustainability Structuring Agent shall instead be made by the Required Lenders directly, until such time, if any, as a successor Sustainability Structuring Agent has been appointed as provided for above. Upon the acceptance of a successor’s appointment as Sustainability Structuring Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Sustainability Structuring Agent (other than any rights to indemnity payments or other amounts owed to the retiring Sustainability Structuring Agent as of the Sustainability Resignation Effective Date), and the retiring Sustainability Structuring Agent shall be discharged from all of its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section 2.20(e)). The fees payable by the Domestic Borrower to a successor Sustainability Structuring Agent (if any) shall be the same as those payable to its predecessor unless otherwise agreed between the Domestic Borrower and such successor. After the retiring Sustainability Structuring Agent’s resignation hereunder, the provisions of this Section 2.20(e) and Section 11.04 shall continue in effect for the benefit of such retiring Sustainability Structuring Agent and its Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the Sustainability Structuring Agent was acting as Sustainability Structuring Agent and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder, including in respect of any actions taken in connection with transferring the agency to any successor Sustainability Structuring Agent.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01. Taxes.

(a)
Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA and the term “Lender” includes each L/C Issuer.
(b)
Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Laws. If any Applicable Laws (as determined in the good faith discretion of an applicable Withholding Agent) require the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(c)
Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)
Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each Loan Party shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(d)(ii) below.
(ii)
Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of such Loan Party to do so), (y) the Administrative Agent and each Loan Party, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and each Loan Party, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or any Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).
(e)
Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority, as provided in this Section 3.01, the Domestic Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)
Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Domestic Borrower or the Foreign Borrower and the Administrative Agent, at the time or times reasonably requested by the Domestic Borrower, the Foreign Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Domestic Borrower, the Foreign Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Domestic Borrower, the Foreign Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Domestic Borrower, the Foreign Borrower or the Administrative Agent as will enable Domestic Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements or any other applicable withholding tax. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)
Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person,
(A)
any Lender that is a U.S. Person shall deliver to the Domestic Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Domestic Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Domestic Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Domestic Borrower or the Administrative Agent), whichever of the following is applicable:
(I)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(II)
executed copies of IRS Form W-8ECI;
(III)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance

Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or
(IV)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;
(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Domestic Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Domestic Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Domestic Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Domestic Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Domestic Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Domestic Borrower or the Administrative Agent as may be necessary for the Domestic Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)
Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Domestic Borrower and the Administrative Agent in writing of its legal inability to do so.
(g)
Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this

Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to any Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.
(h)
Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

Section 3.02. Illegality. (a) If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Credit Extensions whose interest is determined by reference to a Relevant Rate or to determine or charge interest rates based upon a Relevant Rate or to purchase or sell, or to take deposits of, any Alternative Currency in the applicable interbank market, then, upon notice thereof by such Lender to the Borrowers (through the Administrative Agent), (a) any obligation of such Lender to make or maintain Alternative Currency Loans in the affected currency or currencies or, in the case of Loans denominated in Dollars, any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be, in each case, suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrowers (or the applicable Borrower) shall, upon demand from such Lender (with a copy to the Administrative Agent), (A) prepay all Alternative Currency Loans in the affected currency or currencies or all Term SOFR Loans, as applicable, of such Lender, or (B) if applicable, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, immediately, or, in the case of Term SOFR Loans or Alternative Currency Term Rate Loans, as applicable, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Term SOFR Loans or Alternative Currency Term Rate Loans, as applicable, to such day and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

(b)
If, in any applicable jurisdiction, the Administrative Agent, any L/C Issuer or any Lender or any Designated Lender (the “Determining Party”) determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any L/C Issuer or any Lender or its Designated Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Credit Extension to the Foreign Borrower such Determining Party shall promptly notify the Administrative Agent and, upon the Administrative Agent notifying the Domestic Borrower of such determination, and until such notice by such Determining Party is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Credit Extension shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Loan Parties shall, (A) repay such Determining Party’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Domestic Borrower or, if earlier, the date specified by such Determining Party in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law), (B) to the extent applicable to any L/C Issuer, Cash Collateralize that portion of applicable L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized and (C) take all reasonable actions requested by such Determining Party to mitigate or avoid such illegality.

Section 3.03. Inability to Determine Rates. (a) If in connection with any request for a Term SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate or Alternative Currency Successor Rate, as applicable, for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Section 3.03(b) or Section 3.03(c), as applicable, and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date or Alternative Currency Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Term SOFR Loan or an Alternative Currency Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans or Alternative Currency Loans in the affected currencies, as applicable, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended to the extent of the affected Loans, Interest Period(s) or determination date(s), as applicable and (y) in the event of a determination described in clause (x) with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case, until the Administrative Agent (or, in the case of a determination by the Required Lenders described in Section 3.03(a)(ii), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans, or Borrowing of, or continuation of Alternative Currency Loans, in each case to the extent of the affected Loans, Interest Periods or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein, and (ii) (A) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans at the end of their respective applicable Interest Period, if such notice relates to Term SOFR Loans and (B) any outstanding affected Alternative Currency Loans, at the Borrowers’ election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided, that, if no election is made by the Borrowers (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three (3) Business Days after receipt by the Borrowers of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Borrowers shall be deemed to have elected clause (1) above.

(b)
Notwithstanding anything to the contrary herein or in any other Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that:
(i)
adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)
CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR ~~plus the SOFR Adjustment~~ for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).

If the Successor Rate is Daily Simple SOFR ~~plus the SOFR Adjustment~~, all interest payments will be payable on a quarterly basis.

Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify the Borrowers and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0.00%, the Successor Rate will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.

For purposes of this Section 3.03(b), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders.

(c)
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that:
(i)
adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)
the Applicable Alternative Currency Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Alternative Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Alternative Currency Scheduled Unavailability Date”);

or if the events or circumstances of the type described in Section 3.03(c)(i) or (ii) have occurred with respect to the Alternative Currency Successor Rate for an Alternative Currency then in effect, then, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Alternative Currency Successor Rate for an Alternative Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Alternative Currency for such benchmarks (any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Alternative Currency Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify the Borrowers and each Lender of the implementation of any Alternative Currency Successor Rate.

Any Alternative Currency Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Alternative Currency Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Alternative Currency Successor Rate as so determined would otherwise be less than 0.00%, the Alternative Currency Successor Rate will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Alternative Currency Successor Rate, the Administrative Agent will have the right to make Alternative Currency Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Alternative Currency Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Alternative Currency Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.

For purposes of this Section 3.03(c), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the Alternative Currency shall be excluded from any determination of Required Lenders.

Section 3.04. Increased Costs; Reserves on Term SOFR Loans.

(a)
Increased Costs Generally. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any L/C Issuer;
(ii)
subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)
impose on any Lender or any L/C Issuer or any applicable interbank market any other condition, cost or expense affecting this Agreement, Term SOFR Loans or Alternative Currency Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Domestic Borrower will pay (or cause the Foreign Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)
Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time the Domestic Borrower will pay (or cause the Foreign Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.
(c)
Mandatory Costs. If any Lender or the Alternative Currency L/C Issuer incurs any Mandatory Costs attributable to the Obligations, then from time to time the Domestic Borrower will pay (or cause the Foreign Borrower to pay) to such Lender or the Alternative Currency L/C Issuer, as the case may be, such Mandatory Costs. Such amount shall be expressed as a percentage rate per annum and shall be payable on the full amount of the applicable Obligations.
(d)
Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a), (b) or (c) of this Section and delivered to the Domestic Borrower shall be conclusive absent manifest error. The Domestic Borrower shall pay (or cause the Foreign Borrower to pay) such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
(e)
[Reserved].
(f)
Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Domestic Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 3.05. Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Domestic Borrower shall promptly compensate (or cause the Foreign Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)
any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period, relevant interest payment date or payment period, as applicable, for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)
any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by Domestic Borrower or the Foreign Borrower;
(c)
any failure by any Borrower to make payment of any Loan or of any drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or

(d)
any assignment of a Term SOFR Loan or an Alternative Currency Term Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Domestic Borrower pursuant to Section 11.13;

including any loss of anticipated profits, any foreign exchange losses, and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Domestic Borrower shall also pay (or cause the Foreign Borrower to pay) any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Term SOFR Loan and Alternative Currency Term Rate Loan, as applicable, made by it at Term SOFR or the Alternative Currency Term Rate, as applicable, for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Term SOFR Loan or Alternative Currency Term Rate Loan was in fact so funded.

Section 3.06. Mitigation Obligations; Replacement of Lenders.

(a)
Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires any Borrower to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Domestic Borrower such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Domestic Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment.
(b)
Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Domestic Borrower may replace such Lender in accordance with Section 11.13.

Section 3.07. Survival. All obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date.

ARTICLE IV

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01. Conditions of Initial Credit Extension. The obligation of any L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)
The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:
(i)
executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Domestic Borrower;
(ii)
a Revolving Credit Note executed by each of the Borrowers in favor of each Revolving Credit Lender requesting a Revolving Credit Note;
(iii)
(A)
the Collateral Documents or any reaffirmations, amendments or modifications thereto, duly executed by each Loan Party, to the extent required under local law to ensure the continuing validity and enforceability of such Collateral Document or to ensure the continuing security interests in the applicable assets (and the continuing perfection thereof) granted or purported to be granted pursuant to such Collateral Documents, including, without limitation, in the assets of the Domestic Borrower, the Foreign Borrower and the Foreign Guarantors and in the Equity Interests in the Foreign Borrower, Diodes Zetex Limited and Diodes Hong Kong, and all related confirmations, authorizing resolutions, legal opinions and such other agreements, documents, certificates, filings, notarizations, and recordations,
(B)
certificates representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank (to the extent available in any non-U.S. jurisdiction), in each case to the extent such Pledged Equity is certificated and has not previously been delivered to the Administrative Agent; and the Administrative Agent shall have received satisfactory evidence that the Liens in favor of the Administrative Agent on the equity interests of the Foreign Loan Parties required to be pledged have been validly created, are enforceable and have been perfected under the laws of each applicable jurisdiction,
(C)
proper Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable (or the foreign equivalent thereof) in order to perfect the Liens created under the Collateral Documents, covering the Collateral described in the Collateral Documents as well as UCC, Lien and Intellectual Property, charge, and other searches (to the extent available in any non-U.S. jurisdiction) and other evidence satisfactory to the

Administrative Agent that such Liens are the only Liens upon the Collateral, except Liens permitted hereunder,
(D)
completed requests for information, dated on or before the date of the initial Credit Extension, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements,
(E)
evidence of the completion of all other actions, recordings and filings of or with respect to the Collateral Documents that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby, and
(F)
evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect or continue perfection of the Liens created under the Collateral Documents has been taken (including receipt of duly executed payoff letters, UCC-3 termination statements and landlords’ and bailees’ waiver and consent agreements);
(iv)
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;
(v)
such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(vi)
a favorable opinion of Sheppard, Mullin, Richter & Hampton, LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;
(vii)
Reserved;
(viii)
a favorable opinion of Allen & Overy LLP, local counsel to the Loan Parties in the United Kingdom, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;
(ix)
a certificate of a Responsible Officer of the Domestic Borrower either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(x)
a certificate signed by a Responsible Officer of the Domestic Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied,and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(xi)
no action, suit, investigation, litigation or proceeding pending or, to the knowledge of either Borrower, threatened in any court or before any arbitrator or governmental instrumentality that in the Administrative Agent’s or Arrangers’ judgment could reasonably be expected to have a Material Adverse Effect;
(xii)
annual audited financial statements of the Domestic Borrower and its Subsidiaries on a consolidated basis for the fiscal year ended 2022;
(xiii)
interim financial statements of the Domestic Borrower and its Subsidiaries on a consolidated basis described in Section 5.05(b);
(xiv)
pro forma financial statements for the Domestic Borrower and its Subsidiaries on a consolidated basis for the fiscal period ending on March 31, 2023, including forecasts prepared by management of the Domestic Borrower, of consolidated balance sheets and statements of income or operations and cash flows of the Domestic Borrower and its Subsidiaries on a quarterly basis for the first year following the Closing Date and on an annual basis for each year thereafter during the term of this Agreement;
(xv)
certificates attesting to the Solvency of each Borrower and their respective Subsidiaries before and after giving effect to the financing under this Agreement and the transactions contemplated hereby, from the chief financial officer of the Domestic Borrower and from a Responsible Officer of the Foreign Borrower;
(xvi)
evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect;
(xvii)
the documentation and other information as to each Loan Party as requested by the Administrative Agent and each Lender in order to comply with requirements of the PATRIOT Act; and
(xviii)
such other assurances, certificates, documents, consents or opinions as the Administrative Agent, each L/C Issuer, the Swingline Lender or the Required Lenders reasonably may require.
(b)
Each Lender shall have obtained all applicable licenses, consents, permits and approvals as deemed necessary by such Lender in order to execute and perform the transactions contemplated by the Loan Documents.
(c)
The Borrowers shall have repaid Revolving Credit Loans, Swingline Loans and L/C Borrowings and/or Cash Collateralized the L/C Obligations (other than the L/C Borrowings) in an aggregate amount such that the Total Revolving Credit Outstandings do not exceed the Revolving Credit Facility in effect following the Closing Date, taking into account the instructions by the Domestic Borrower to make such transfers as may be necessary to ensure that all Outstanding Amounts and Commitments are in accordance with the Applicable Percentages of the Lenders in accordance with this Agreement.
(d)
Any fees required to be paid on or before the Closing Date shall have been paid.
(e)
The Domestic Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Domestic Borrower and the Administrative Agent).
(f)
The Lenders shall have completed a due diligence investigation of the Borrowers and their respective Subsidiaries in scope, and with results, satisfactory to the Lenders, and shall have been given such access to the management, records, books of account, contracts and properties of the Borrowers and their respective Subsidiaries and shall have received such financial, business and other information regarding each of the foregoing Persons and businesses as they shall have requested.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 4.02. Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans) is subject to the following conditions precedent:

(a)
The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01; provided that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects.
(b)
No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)
The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swingline Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d)
In the case of a Credit Extension to be denominated in an Alternative Currency, such currency remains an Eligible Currency.
(e)
There shall be no impediment, restriction, limitation or prohibition imposed under Law or by any Governmental Authority, as to the proposed financing under this Agreement or the repayment thereof or as to rights created under any Loan Document or as to application of the proceeds of the realization of any such rights.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans) submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each Borrower and each other Loan Party, represents and warrants to the Administrative Agent and the Lenders that:

Section 5.01. Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the transactions contemplated hereby, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clauses (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

Section 5.03. Governmental Authorization; Other Consents. No approval, consent, exemption,authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained prior to the Closing Date and (ii) filings to perfect the Liens created by the Collateral Documents.

Section 5.04. Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

Section 5.05. Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Domestic Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Domestic Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b)
The unaudited consolidated and consolidating balance sheets of the Domestic Borrower and its Subsidiaries dated March 31, 2023, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Domestic Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.
(c)
Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(d)
The consolidated and consolidating forecasted balance sheets, statements of income and cash flows of the Domestic Borrower and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Domestic Borrower’s best estimate of its future financial condition and performance.

Section 5.06. Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Domestic Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Domestic Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

Section 5.07. No Default. Neither any Loan Party nor any Subsidiary thereof is in default under, or with respect to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

Section 5.08. Ownership of Property; Liens; Investments. (a) Each Loan Party and each Subsidiary thereof has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)
The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01 and as set forth on Schedule 5.08(b) (subject to Section 10 of the Amendment No. 1).
(c)
Subject to Section 10 of the Amendment No. 1, Schedule 5.08(c) sets forth a complete and accurate list of all real property owned by each Loan Party and each of its Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book value thereof, and identifying whether such real property is Material Real Property. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.
(d)
Subject to Section 10 of the Amendment No. 1, Schedule 5.08(d)(i) sets forth a complete and accurate list of all leases of real property under which any Loan Party or any Subsidiary of a Loan Party is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms except to the extent that failure of such lease to be so enforceable would not, or could not reasonably be expected to, result in a Material Adverse Effect. Subject to Section 10 of the Amendment No. 1, Schedule 5.08(d)(ii) sets forth a complete and accurate list of all leases of real property under which any Loan Party or any Subsidiary of a Loan Party is the lessor, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each lease is the legal, valid and binding obligation of the lessee thereof, enforceable in accordance with its terms except to the extent that failure of such lease to be so enforceable would not, or could not reasonably be expected to, result in a Material Adverse Effect.
(e)
Subject to Section 10 of the Amendment No. 1, Schedule 5.08(e) sets forth a complete and accurate list of all Investments held by any Loan Party or any Subsidiary of a Loan Party on the date hereof, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

Section 5.09. Environmental Compliance. (a) The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof each Borrower has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as otherwise set forth in Schedule 5.09, none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials

have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

(c)
Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

Section 5.10. Insurance. The properties of the Domestic Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Domestic Borrower or its Subsidiaries, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where any Borrower or the applicable Subsidiary operates. The general liability, casualty, property, terrorism and business interruption insurance coverage of the Loan Parties as in effect on the Closing Date, and as of the last date such Schedule was required to be updated in accordance with Sections 6.02 and 6.13, is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 5.10 (subject to Section 10 of the Amendment No. 1) and such insurance coverage complies with the requirements set forth in this Agreement and the other Loan Documents.

Section 5.11. Taxes. (a) The Domestic Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Domestic Borrower or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement.

(b)
There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which the Foreign Borrower is organized and existing either (i) on or by virtue of the execution or delivery of any Loan Documents or (ii) on any payment to be made by or on account of the Foreign Borrower pursuant to any Loan Documents.
(c)
The Foreign Borrower is resident for Tax purposes only in the United Kingdom.

Section 5.12. ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Domestic Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b)
There are no pending or, to the best knowledge of the Domestic Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan or Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)
(i) No ERISA Event has occurred, and neither the Domestic Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event; (ii) the Domestic Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Domestic Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Domestic Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Domestic Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan or Multiemployer Plan.
(d)
Schedule 5.12(d) hereto lists, as of the Closing Date, all Pension Plans, Foreign Pension Plans and Multiemployer Plans and, thereafter, as of each date on which such Schedule is updated pursuant to Section 6.02(i) (subject to Section 10 of the Amendment No. 1), any new Pension Plans, Foreign Pension Plans or Multiemployer Plans for which any Borrower, any Subsidiary or any ERISA Affiliate could have liability.
(e)
Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) each Foreign Pension Plan is in compliance and in good standing (to the extent such concept exists in the relevant jurisdiction) with all laws, regulations and rules applicable thereto, including all funding requirements, and the respective requirements of the governing documents for such Foreign Pension Plan; (ii) with respect to each Foreign Pension Plan maintained or contributed to by any Loan Party or any Subsidiary thereof, (A) that is required by Applicable Law to be funded in a trust or other funding vehicle, the aggregate of the accumulated benefit obligations under such Foreign Pension Plan does not exceed to any material extent the current fair market value of the assets held in the trusts or similar funding vehicles for such Foreign Pension Plan and (B) that is not required by Applicable Law to be funded in a trust or other funding vehicle, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained; (iii) there are no actions, suits or claims (other than routine claims for benefits) pending or, to the best knowledge of any Loan Party or any Subsidiary thereof, threatened against any Loan Party or any Subsidiary thereof with respect to any Foreign Pension Plan; (iv) all contributions (including, where applicable, “normal cost”, “special payments” and any other payment in respect of any funding deficiencies or shortfalls) required to have been made by any Loan Party or any Subsidiary thereof to any Foreign Pension Plan have been made within the time required by law or by the terms of such Foreign Pension Plan;(v) no defined benefit Foreign Pension Plan with respect to which any Loan Party or any Subsidiary thereof could have any liability has been terminated or wound-up in whole or in part and no actions or proceedings have been taken or instituted to terminate or wind-up in whole or in part such a defined benefit Foreign Pension Plan; and (vi) no circumstances exist or event has occurred that would reasonably be expected to provide any basis for a Governmental Authority under Applicable Law to take steps to cause the termination or wind-up, in whole or in part, of any Foreign Pension Plan or the institution of proceedings by any Governmental Authority to terminate or wind-up, in whole or in part, any Foreign Pension Plan or to have a trustee or a replacement administrator appointed to administer any Foreign Pension Plan.
(f)
The Borrowers are not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise) of one or more Benefit Plans with respect to the Borrowers’ entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments.

Section 5.13. Subsidiaries; Equity Interests; Loan Parties. As of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Sections 6.02 and 6.12 (subject to Section 10 of the Amendment No. 1), the Domestic Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Subsidiary indicated on and in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents and other non-consensual Permitted Liens (which non-consensual Permitted Liens shall not secure an aggregate amount in excess of the Threshold Amount). No Loan Party has equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in the Domestic Borrower have been validly issued, are fully paid and non-assessable. Set forth on Part (c) of Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Closing Date (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation.The copies of the Organization Documents of each Loan Party provided pursuant to Section 4.01(a)(iv) and (v) are true and correct copies of each of the respective documents, each of which is valid and in full force and effect.

Section 5.14. Margin Regulations; Investment Company Act. (a) Borrowers are not engaged, nor will they engage, principally or as one of their important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U ~~issued by the FRB~~), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than twenty-five percent (25%) of the value of the assets (either of the Domestic Borrower only or of the Domestic Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between a Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

(b)
None of the Borrowers, any Person Controlling the Borrowers, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 5.15. Disclosure. The Borrowers have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which any of them or any of their respective Subsidiaries is subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

Section 5.16. Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.17. Intellectual Property; Licenses, Etc. The Domestic Borrower and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Domestic Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Domestic Borrower or any of its Subsidiaries infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrowers, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.18. Sanctions Concerns and Anti-Corruption Laws.

(a)
Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. The Domestic Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions.
(b)
Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

Section 5.19. Solvency. Each Loan Party is, individually and together with its Subsidiaries on a consolidated basis, Solvent.

Section 5.20. Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Domestic Borrower or any of its Subsidiaries as of the Closing Date and neither the Domestic Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

Section 5.21. Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Permitted Liens) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

Section 5.22. European Insolvency Regulation. Each of the Foreign Borrower and Diodes Zetex Limited are incorporated in a jurisdiction where Regulation (EU) No 2015/848 of the European Parliament and of the Council on insolvency proceedings of 20 May 2015, as it forms part of retained EU law as defined in the European Union (Withdrawal) Act 2018 as amended from time to time (the “Insolvency Regulation”) applies, its center of main interest (as that term is used in section 3(1) of the Insolvency Regulation) is situated in its jurisdiction of incorporation, and it has no establishment (as defined in section 2(10) of the Insolvency Regulation) in any other jurisdiction.

Section 5.23. Beneficial Ownership Certificate. The information included in the Beneficial Ownership Certification most recently provided to each Lender, if applicable, is true and correct in all respects.

Section 5.24. [Reserved].

Section 5.25. Representations as to Foreign Loan Parties. Each of the Domestic Borrower and each Foreign Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a)
Such Foreign Loan Party is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Loan Party, the “Applicable Foreign Loan Party Documents”), and the execution, delivery and performance by such Foreign Loan Party of the Applicable Foreign Loan Party Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Loan Party nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Loan Party is organized and existing in respect of its obligations under the Applicable Foreign Loan Party Documents;
(b)
The Applicable Foreign Loan Party Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Loan Party is organized and existing for the enforcement thereof against such Foreign Loan Party under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents that the Applicable Foreign Loan Party Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Loan Party is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Loan Party Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or will be made in accordance with the provisions of the relevant Foreign Security Agreements or is not required to be made until the Applicable Foreign Loan Party Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.
(c)
There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Loan Party is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Loan Party Documents or (ii) on any payment to be made by such Foreign Loan Party pursuant to the Applicable Foreign Loan Party Documents, except as has been disclosed to the Administrative Agent. It is not required under the Laws of the jurisdiction in which the Foreign Borrower is incorporated or resident or at the address specified for the Foreign Borrower on Schedule 11.02 to make any deduction for or on account of Tax from any payment it may make under any Loan Documents.
(d)
The execution, delivery and performance of the Applicable Foreign Loan Party Documents executed by such Foreign Loan Party are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Loan Party is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).
(e)
The choice of the law of the State of New York as the governing law of the Loan Documents will be recognized and enforced in the Foreign Borrower’s jurisdiction of incorporation and any judgment obtained in New York in relation to a Loan Document will be recognized and enforced in the Foreign Borrower’s jurisdiction of incorporation.
(f)
Under the Laws of the jurisdiction in which the Foreign Borrower is incorporated it is not necessary that the Loan Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Loan Documents or the transactions contemplated by the Loan Documents.

Section 5.26. Covered Entities. No Loan Party is a Covered Entity.

Section 5.27. Outbound Investment Rules. None of the Borrowers nor any of their respective Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. None of the Borrowers nor any of their respective Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Person were a United States Person, or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

ARTICLE VI

AFFIRMATIVE COVENANTS

Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, each Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

Section 6.01. Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

(a)
as soon as available, but in any event within 90 days after the end of each fiscal year of the Domestic Borrower, a consolidated and consolidating balance sheet of the Domestic Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than with respect to, or resulting from, an upcoming maturity date of any indebtedness for borrowed money);
(b)
as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Domestic Borrower, a consolidated and consolidating balance sheet of the Domestic Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated and consolidating statements of income or operations for such fiscal quarter and for the portion of the Domestic Borrower’s fiscal year then ended, and the related consolidated and consolidating statements of changes in shareholders’ equity, and cash flows for the portion of the Domestic Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Domestic Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Domestic Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Domestic Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Domestic Borrower and its Subsidiaries; and
(c)
as soon as available, but in any event at least 45 days before the end of each fiscal year of the Domestic Borrower, an annual business plan and budget of the Domestic Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Domestic Borrower, in form satisfactory to the Administrative Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of the Domestic Borrower and its Subsidiaries on a quarterly basis for the immediately following fiscal year.

Section 6.02. Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

(a)
concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Domestic Borrower (which delivery may, unless Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof all purposes);
(b)
promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Domestic Borrower by independent accountants in connection with the accounts or books of the Domestic Borrower or any Subsidiary, or any audit of any of them;
(c)
promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Domestic Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Domestic Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;
(d)
promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;
(e)
promptly, and in any event within fifteen Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;
(f)
promptly, such additional information regarding any Foreign Pension Plans, as the Administrative Agent or any Lender may from time to time reasonably request;
(g)
promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request;
(h)
promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect;
(i)
as soon as available, but in any event within 30 days after the establishment thereof, a report supplementing Schedule 5.12(d) setting forth each new Pension Plan, Foreign Pension Plan or Multiemployer Plan for which any Borrower, any Subsidiary or any ERISA Affiliate could have liability as may be necessary for such Schedule to be accurate and complete, each such report to be signed by a Responsible Officer of the Domestic Borrower and to be in a form reasonably satisfactory to the Administrative Agent;

(j)
promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act;
(k)
not later than five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all material notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any Qualified Securitization Transaction, any Permitted Receivables Facility or any instrument, indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent,such information and reports regarding any Qualified Securitization Transaction, any Permitted Receivables Facility and such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request;
(l)
[reserved]; and
(m)
to the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification promptly following any change in the information provided in the Beneficial Ownership Certification delivered to any Lender in relation to such Loan Party that would result in a change to the list of beneficial owners identified in such certification.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Domestic Borrower posts such documents, or provides a link thereto on the Domestic Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Domestic Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) the Domestic Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Domestic Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Domestic Borrower shall notify the Administrative Agent and each Lender (by ~~facsimile or~~ electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Domestic Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Each Borrower hereby acknowledges that (a) the Administrative Agent and/or any Arranger may, but shall not be obligated to, make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any of the Borrowers or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that so long as such Borrower is the issuer of any outstanding debt or Equity Interests that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC”

shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” such Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive or proprietary) with respect to such Borrower or its securities for purposes of United States Federal and state securities laws (provided that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and any Affiliate thereof and any Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrower Materials “PUBLIC.”

Section 6.03. Notices. Promptly notify the Administrative Agent and each Lender:

(a)
of the occurrence of any Default;
(b)
of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Domestic Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Domestic Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Domestic Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;
(c)
of the occurrence of any ERISA Event; and
(d)
of any material change in accounting policies or financial reporting practices by the Domestic Borrower or any Subsidiary, including any determination by the Domestic Borrower referred to in Section 2.10(b).

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Domestic Borrower setting forth details of the occurrence referred to therein and stating what action the Domestic Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

Section 6.04. Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the applicable Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

Section 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

Section 6.06. Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Domestic Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance.

Section 6.08. Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 6.09. Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Domestic Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Domestic Borrower or such Subsidiary, as the case may be.

Section 6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent (on behalf of itself and the Lenders) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrowers and at such reasonable times during normal business hours (not more than twice per calendar year in the aggregate for all such visits and inspections), upon reasonable advance notice to the Domestic Borrower; provided that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Domestic Borrower as often as may be reasonably desired at any time during normal business hours and without advance notice.

Section 6.11. Use of Proceeds. Use the proceeds of the Credit Extensions (i) to refinance all outstanding Indebtedness under the Existing Credit Agreement, (ii) for working capital, (iii) for capital expenditures, and (iv) for general corporate purposes not in contravention of any Law or of any Loan Document, including, without limitation, financing permitted acquisitions.

Section 6.12. Covenant to Guarantee Obligations and Give Security.

(a)
Additional Domestic Subsidiaries. Notify the Administrative Agent of the creation or acquisition of any Domestic Subsidiary (including, without limitation, upon the formation of any Domestic Subsidiary that is a Divided LLC) and promptly thereafter (and in any event within thirty (30) days after such creation or acquisition or such later time as may be determined by the Administrative Agent in its sole discretion), other than with respect to an Excluded Subsidiary or an Excluded Securitization Subsidiary, cause such Domestic Subsidiary, and cause each direct and indirect parent of such Domestic Subsidiary (if it has not already done so), to (i) become a Global Guarantor by delivering to the Administrative Agent a duly executed joinder agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a security interest in all Collateral (subject to the exceptions specified in the Collateral Agreement) owned by such Subsidiary by delivering to the Administrative Agent a duly executed supplement to each Collateral Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each Collateral Document, (iii) deliver to the Administrative Agent such documents and certificates referred to in Section 4.01 as may be reasonably requested by the Administrative Agent, (iv) deliver to the Administrative Agent such original certificates representing the Pledged Equity or other certificates of such Person accompanied by undated irrevocable stock powers executed in blank, (v) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Person, and (vi) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.
(b)
Notify the Administrative Agent at the time that any Person becomes a First-Tier Foreign Subsidiary of any Domestic Loan Party, and at the request of the Administrative Agent, promptly thereafter (and in any event within forty-five (45) days after such request or such later time as may be determined by the Administrative Agent in its sole discretion), cause (i) the applicable Domestic Loan Party to deliver to the Administrative Agent Collateral Documents pledging (A) one hundred percent (100%) of the total outstanding non-voting capital stock of such new Foreign Subsidiary to secure the Obligations, (B) one hundred percent (100%) of the total outstanding voting stock of such new Foreign Subsidiary to secure the Foreign Obligations and (C) (1) if the Domestic Loan Party holds more than 65% of the total Voting Stock of such new Foreign Subsidiary, then up to 65% of the total voting stock thereof to secure the Obligations (to the extent the pledge of a greater percentage would result in adverse tax consequences to the Domestic Borrower) or (2) if the Domestic Loan Party holds less than 65% of the total Voting Stock of such new Foreign Subsidiary, the aggregate of all such voting stock thereof owned or held by the Domestic Loan Party to secure the Obligations, and a consent thereto executed by such new Foreign Subsidiary (including, without limitation, if applicable, original stock certificates (or the equivalent thereof pursuant to the applicable Laws and practices of any relevant foreign jurisdiction) evidencing such capital stock of such new Foreign Subsidiary as is being pledged, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (ii) such Person to deliver to the Administrative Agent such documents and certificates as may be reasonably requested by the Administrative Agent, (iii) the applicable Domestic Loan Party to deliver to the Administrative Agent such updated Schedules to the Loan Documents as reasonably requested by the Administrative Agent with regard to such Person and (iv) such Person to deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope satisfactory to the Administrative Agent.

(c)
Cost. Notwithstanding the foregoing, the provisions of this Section 6.12 shall not apply to assets as to which the Administrative Agent and the Domestic Borrower shall reasonably determine that the costs and burdens of obtaining a security interest therein or perfection thereof outweigh the value of the security afforded thereby.

Section 6.13. Compliance with Environmental Laws. Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Domestic Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

Section 6.14. Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by Applicable Law and consistent with the terms of this Agreement and the other Loan Documents, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

Section 6.15. Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 6.16. Post-Closing Matters. Execute and deliver the documents and complete the tasks set forth on Schedule 6.16, in each case within the time limits specified on such schedule.

Section 6.17. Anti-Corruption Laws. Conduct its business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.

ARTICLE VII

NEGATIVE COVENANTS

Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, the Borrowers shall not, nor shall they permit any Subsidiary to, directly or indirectly:

Section 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or otherwise authorize the filing under the Uniform Commercial Code of any jurisdiction a financing statement that names the Domestic Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following (the “Permitted Liens”):

(a)
Liens pursuant to any Loan Document;
(b)
Liens securing the Additional Secured Obligations;
(c)
Liens existing on the date hereof and listed on Schedule 5.08(b) and any renewals or extensions thereof; provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(d), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(d);
(d)
Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(e)
carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;
(f)
pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;
(g)
deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(h)
easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;
(i)
Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(j)
Liens securing Indebtedness permitted under Section 7.02(f); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;
(k)
[reserved];
(l)
Liens arising under the Diodes Zetex Pension Scheme Legal Charge;
(m)
Liens arising in connection with Indebtedness permitted under Section 7.02(h); provided that such Liens do not at any time encumber any property other than the property financed by such Indebtedness;
(n)
Liens not otherwise permitted under this Section 7.01 securing Indebtedness outstanding in an aggregate principal amount not to exceed the greater of (x) $50,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b); provided that no Lien shall extend to or cover any Collateral or any Material Real Property;
(o)
Liens securing Indebtedness permitted under Section 7.03(c)(v); provided that such Liens do not at any time encumber any property other than the property of TF Semiconductor Solutions Inc.;
(p)
bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Borrowers or any of their Subsidiaries with any Lender, in each case in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing solely the customary amounts owing to such bank with respect to cash management and operating account arrangements; provided, that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;
(q)
[reserved];
(r)
Liens with respect to those Securitization Assets and related rights and assets subject to purchase pursuant to any Qualified Securitization Transaction; ~~and~~
(s)
Liens on accounts receivable of Diodes Taiwan SARL or any Subsidiary of the Domestic Borrower organized under the laws of a jurisdiction in Asia that has entered into a Permitted Receivables Facility securing factoring, sales, pledged assignments, transfers or other dispositions of such accounts receivable pursuant to a Permitted Receivables Facility entered into by Diodes Taiwan SARL or such Subsidiary, as applicable; and
(t)
Liens securing Indebtedness permitted under Section 7.02(m).

For purposes of compliance with this Section 7.01: (x) if any Lien meets the criteria set forth in more than one of clauses (a) through (s) of this Section 7.01 then the Borrowers may classify or reclassify such Lien in any manner that complies with this Section 7.01 and such Lien shall be treated as having been permitted pursuant to only one of the clauses of this Section 7.01; and (y) any obligation secured by a Lien meeting the criteria set forth in more than one of clauses (a) through (s) of this Section 7.01 may be divided and classified and reclassified among more than one of the clauses of this Section 7.01.

Section 7.02. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a)
obligations (contingent or otherwise) existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(b)
Indebtedness under the Loan Documents;
(c)
Indebtedness among Borrowers and Loan Parties;
(d)
Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;
(e)
(i) Guarantees of the Domestic Borrower or any Subsidiary in respect of Indebtedness of the Domestic Borrower or any wholly-owned Subsidiary thereof otherwise permitted under Sections 7.02(a), (d), (f), (g) or (k); provided that, solely in the case of clause (g), such Guarantee may only be provided to the extent such Indebtedness is unsecured and the provider of such Indebtedness is a Lender; and (ii) unsecured Guarantees of the Domestic Borrower in respect of Indebtedness incurred by any Excluded Securitization Subsidiary otherwise permitted under Section 7.02(q) and in respect of any Permitted Receivables Facility otherwise permitted under Section 7.02(r);
(f)
Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(j); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed the greater of (x) $50,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b);
(g)
Indebtedness of Subsidiaries (inclusive of the Indebtedness of such Subsidiaries set forth on Schedule 7.02) organized under the laws of a jurisdiction in Asia and of Diodes Taiwan SARL (including, without limitation, Diodes Taiwan S.A.R.L., Hsinchu Branch (Luxembourg)), ~~in an aggregate amount not to exceed $150,000,000 at any time, all of~~ which may be refinanced, amended or replaced from time to time; provided that the aggregate amount of such Indebtedness does not exceed the greater of (x) $150,000,000 and (y) 60% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b);

(h)
Indebtedness consisting of the deferred purchase price of equipment that shall be paid for within six months after delivery, subject to such equipment being qualified after delivery;
(i)
Indebtedness of Subsidiaries incurred by reason of Investments in such Subsidiaries permitted under Sections 7.03(c)(ii) (provided that any such Indebtedness made to any Loan Party by a Subsidiary that is not a Loan Party shall be subject to subordination provisions reasonably acceptable to the Administrative Agent which subordination provisions will permit the payment of regularly scheduled payments of interest and principal so long as no Default or Event of Default has occurred and is continuing), (iii), (iv), (v) and (vi) (“Intercompany Debt”);
(j)
Indebtedness arising under the Diodes Zetex Pension Scheme, including the Diodes Zetex Pension Scheme Guarantee;
(k)
Indebtedness incurred under or in connection with Secured Cash Management Agreements, Indebtedness arising from the endorsement of instruments or other payment items for deposit and Indebtedness in respect of netting services or overdraft protection or otherwise in connection with deposit accounts or securities accounts maintained with financial institutions, in each case, incurred in the ordinary course of business that are promptly repaid;
(l)
Guarantees of the Domestic Borrower or any other Loan Party in respect of the obligations of Subsidiaries of the Domestic Borrower to pay the deferred purchase price of property or services (regardless of whether such trade account payables constitute Indebtedness under clause (d) of the definition thereof in Section 1.01); provided that the aggregate amount of such trade account payables Guaranteed pursuant to this clause (l) shall not exceed the greater of (x) $100,000,000 and (y) 40% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), in the aggregate outstanding at any time;
(m)
other Indebtedness of the Loan Parties; provided, that (i) after giving effect thereto on a pro forma basis (A) in the case of Indebtedness that is secured by a Lien on the Collateral on a pari passu basis to the Liens securing the Obligations, the Consolidated Secured Net Leverage Ratio does not exceed (I) 2.25:1.00 or (II) if incurred in connection with a Permitted Acquisition, the greater of (x) 2.25:1.00 and (y) the Consolidated Secured Net Leverage Ratio immediately prior to such incurrence, (B) in the case of any Indebtedness that is unsecured, the Consolidated Net Leverage Ratio does not exceed (I) 3.75:1.00 or (II) if incurred in connection with a Permitted Acquisition, the greater of (x) 3.75:1.00 and (y) the Consolidated Net Leverage Ratio immediately prior to such incurrence, (ii) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the incurrence of such Indebtedness, (iii) the terms of such Indebtedness are no more restrictive on the Loan Parties than the terms governing the Facilities, (iv) the maturity date with respect to such Indebtedness shall be no earlier than the latest Maturity Date hereunder and (v) if any such Indebtedness is secured by Liens on the Collateral on a pari passu basis with the Liens securing the Obligations, such Indebtedness shall be subject to an intercreditor agreement in form and substance acceptable to the Administrative Agent;
(n)
~~(m) unsecured~~Permitted Convertible Indebtedness in an aggregate principal amount not to exceed $~~50,000,000~~500,000,000 at any time outstanding;
~~(n)~~
~~[reserved];~~

~~(o)~~
the unsecured Guarantees of the Domestic Borrower in respect of certain Indebtedness of Diodes Taiwan S.A.R.L., Hsinchu Branch (Luxembourg) incurred pursuant to Section 7.02(g); provided that the aggregate amount of such Indebtedness Guaranteed pursuant to this clause (o) shall not exceed the greater of (x) $20,000,000 and (y) 10% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), in the aggregate outstanding at any time;
~~(p)~~
unsecured Indebtedness of the Domestic Borrower owing to any wholly-owned Subsidiary that is not a Loan Party; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed the greater of (x) $300,000,000 and (y) 115% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b); provided further, that no payment on such Indebtedness may be made upon the occurrence and during the continuance of a Default or Event of Default;
~~(q)~~
Indebtedness incurred by any Excluded Securitization Subsidiary in connection with any Qualified Securitization Transaction provided that such Indebtedness is non-recourse to any Person other than the Excluded Securitization Subsidiary and other than in respect of a Guarantee given by the Domestic Borrower as permitted under Section 7.02(e)(ii) above; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding, together with the aggregate amount of all Indebtedness incurred in connection with any Permitted Receivables Facilities permitted pursuant to Section 7.02(r) below, shall not exceed the greater of

(x) $200,000,000; and (y) 80% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b);

~~(r)~~
any Permitted Receivables Facility; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding, together with the aggregate amount of all Indebtedness incurred in connection with any Qualified Securitization Transactions permitted pursuant to Section 7.02(q) above, shall not exceed the greater of (x) $200,000,000 and (y) 80% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b).

For purposes of compliance with this Section 7.02: (x) if any item meets the criteria set forth in more than one of clauses (a) through (r) of this Section 7.02 then the Borrowers may classify or reclassify such item in any manner that complies with this Section 7.02 and such item shall be treated as having been permitted pursuant to only one of the clauses of this Section 7.02; and (y) any item meeting the criteria set forth in more than one of clauses (a) through (r) of this Section 7.02 may be divided and classified and reclassified among more than one of the clauses of this Section 7.02.

Notwithstanding anything to the contrary set forth herein, no Loan Party shall be permitted to create, incur, assume, guaranty or otherwise become or remain directly or indirectly liable with respect to any Indebtedness that is, from or of a Subsidiary that is a non-Loan Party (such creation, incurrence, assumption or guaranty being referred to as “Non-Loan Party Indebtedness of Loan Parties”) to the extent that the structuring of any claims with respect to any Indebtedness created, assumed, incurred or guaranteed by such Loan Parties, together with any Non-Loan Party Indebtedness of Loan Parties, could reasonably be expected to result in two or more bankruptcy claims against the same Loan Party or a double claim for direct and indirect obligations against the same Loan Party, arising from one transaction or series of transactions relating to the same underlying Non-Loan Party Indebtedness of Loan Parties.

Section 7.03. Investments. Make or hold any Investments, except:

(a)
Investments held by the Domestic Borrower and its Subsidiaries in the form of Cash Equivalents;
(b)
advances to officers, directors and employees of the Domestic Borrower and Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;
(c)
(i) Investments by the Domestic Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Domestic Borrower and its Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries of the Domestic Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties, (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties in an aggregate amount invested from the date hereof not to exceed the greater of (x) $100,000,000 and (y) 40% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), (v) the TFSS Investment and (vi) the Domestic Borrower may make Investments in the form of intercompany loans to wholly-owned Subsidiaries of the Domestic Borrower that are not Loan Parties in an aggregate amount for all such intercompany loans not to exceed the greater of (x) $300,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), at any one time outstanding; provided that (A) no such loans may be made if a Default or Event of Default has occurred and is continuing, (B) all such intercompany loans shall be made on a demand basis and (C) a copy of such intercompany loan agreement shall be provided to the Administrative Agent within five (5) Business Days of the establishment of each such loan (or the closing of this Agreement to the extent such loan is already in existence);
(d)
Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)
Guarantees permitted by Section 7.02;
(f)
Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 5.08(e);
(g)
the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be wholly-owned directly by the Domestic Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(g):
(i)
any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.12 if and to the extent applicable;

(ii)
the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the principal businesses of the Domestic Borrower and its Subsidiaries in the ordinary course;
(iii)
such purchase or other acquisition shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial condition or operations of the Domestic Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of the Domestic Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);
(iv)
immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, (A) no Default shall have occurred and be continuing,

(B) the Domestic Borrower and its Subsidiaries shall be in pro forma compliance with the financial covenants set forth in Section 7.11 (such calculation to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby) and (C) evidence satisfactory to the Administrative Agent that the Borrowers have availability under the Revolving Credit Facility plus unrestricted cash of the Borrowers in an aggregate amount of at least $25,000,000; and

(v)
the Domestic Borrower shall have delivered to the Administrative Agent and each Lender, at least five Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this Section 7.03(g) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;
(h)
other Investments in the aggregate in any fiscal year of the Domestic Borrower not exceeding the sum of (i) the greater of (x) $100,000,000 and ~~20~~(y) 40% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b) less (ii) all amounts paid by the Domestic Borrower or any other Loan Party in such fiscal year of the Domestic Borrower under Guarantees permitted under Section 7.02(l);
~~(i)~~
~~[reserved]~~any Permitted Bond Hedge Transactions and Permitted Warrant Transactions (including the Domestic Borrower’s entry into, payments of premiums in respect of, and performance of obligations under, such Permitted Bond Hedge Transactions and Permitted Warrant Transactions, in accordance with their terms);
(j)
Investments in an Excluded Securitization Subsidiary in connection with a sale of Securitization Assets to such Excluded Securitization Subsidiary pursuant to a Qualified Securitization Transaction or any repurchase obligation in connection therewith;
(k)
[reserved]; and

(l)
other Investments (not otherwise referenced in the preceding clauses (a) though (k)~~), not exceeding in~~; provided, that (i) after giving pro forma effect thereto, the ~~aggregate outstanding at any time the greater of $100,000,000 and 20% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01~~Consolidated Secured Net Leverage Ratio does not exceed 3.00:1.00 and (~~a~~ii) ~~or (b); provided that~~ no Specified Event of Default has occurred and is continuing or would ~~result from such Investment~~occur as a consequence therefrom.

For purposes of compliance with this Section 7.03: (x) if any Investment or Acquisition meets the criteria set forth in more than one of clauses (a) through (l) of this Section 7.03 then the Borrowers may classify or reclassify such Investment or Acquisition in any manner that complies with this Section 7.03 and such Investment or Acquisition shall be treated as having been permitted pursuant to only one of the clauses of this Section 7.03; and (y) any Investment or Acquisition meeting the criteria set forth in more than one of clauses (a) through (l) of this Section 7.03 may be divided and classified and reclassified among more than one of the clauses of this Section 7.03.

Notwithstanding anything to the contrary herein, no Loan Party may transfer (whether pursuant to a sale, lease, Disposition, Investment, Restricted Payment or otherwise) any Material Intellectual Property (including any exclusive license or other exclusive rights to such Material Intellectual Property) or any equity interests of any Subsidiary that owns (or exclusively licenses) any Material Intellectual Property to any Subsidiary that is not a Loan Party; provided, however, that the foregoing shall not prohibit a nonexclusive license by a Loan Party of its Material Intellectual Property to a Subsidiary that is not a Loan Party.

Section 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including, in each case, pursuant to a Division), except that, so long as no Default exists or would result therefrom:

(a)
subject to Section 7.04(e), any Subsidiary (other than the Foreign Borrower) may merge with (i) the Domestic Borrower; provided that the Domestic Borrower shall be the continuing or surviving Person, (ii) the Foreign Borrower; provided that the Foreign Borrower shall be the continuing or surviving Person or (iii) any one or more other Subsidiaries (other than the Foreign Borrower); provided that when (x) any Loan Party is merging with another Subsidiary, such Loan Party shall be the continuing or surviving Person or the continuing or surviving Person shall thereupon become a Loan Party and (y) any Domestic Subsidiary is merging with another Subsidiary, such Domestic Subsidiary shall be the continuing or surviving Person;
(b)
any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Domestic Borrower or to another Loan Party;
(c)
any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party;
(d)
in connection with any acquisition permitted under Section 7.03, any Subsidiary of the Domestic Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of the Domestic Borrower, (ii) in the case of any such merger involving the Foreign Borrower, the Foreign Borrower shall be the surviving Person, and (iii) in the case of any such merger to which any Loan Party (other than the Foreign Borrower) is a party, such Loan Party is the surviving Person; and
(e)
so long as no Default has occurred and is continuing or would result therefrom, any Subsidiary of the Domestic Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (i) in the case of any such merger to which the Foreign Borrower is a party, the Foreign Borrower is the surviving corporation and (ii) in the case of any such merger to which any Loan Party (other than the Foreign Borrower) is a party, such Loan Party is the surviving corporation.

Section 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a)
Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;
(b)
Dispositions of inventory in the ordinary course of business;
(c)
Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(d)
Dispositions of property by any Subsidiary to the Domestic Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be a Borrower or a Guarantor;
(e)
Dispositions permitted by Section 7.04;
(f)
Dispositions by any Loan Parties not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (f) in any fiscal year shall not exceed the greater of (x) $100,000,000 and (y) 40% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b);
(g)
Dispositions by any Subsidiaries that are not Loan Parties not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (g) in any fiscal year shall not exceed the greater of (x) $100,000,000 and (y) 40% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b);
(h)
sale of Securitization Assets pursuant to any Qualified Securitization Transactions and preliminary intercompany transfers of such assets and related rights or assets in connection therewith;
(i)
sales, transfers and dispositions of accounts receivable in the ordinary course of business pursuant to any Permitted Receivables Facility; ~~and~~

(j)
Dispositions made in connection with a Permitted Acquisition, contemplated at the time of such Permitted Acquisition, and occurring within 24 months of the consummation of such Permitted Acquisition; and
(k)
Disposition of any Permitted Bond Hedge Transaction by the Domestic Borrower.

provided, however, that any Disposition pursuant to Section 7.05(a) through (jk) shall be for fair market value.

Notwithstanding anything to the contrary herein, no Loan Party may transfer (whether pursuant to a sale, lease, Disposition, Investment, Restricted Payment or otherwise) any Material Intellectual Property (including any exclusive license or other exclusive rights to such Material Intellectual Property) or any equity interests of any Subsidiary that owns (or exclusively licenses) any Material Intellectual Property to any Subsidiary that is not a Loan Party; provided, however, that the foregoing shall not prohibit a nonexclusive license by a Loan Party of its Material Intellectual Property to a Subsidiary that is not a Loan Party.

Section 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, ~~or issue or sell any Equity Interests or accept any capital contributions,~~ except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)
each Subsidiary may make Restricted Payments to the Borrowers, any Subsidiaries of the Borrowers and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;
(b)
the Domestic Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;
(c)
the Domestic Borrower and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;
(d)
the Borrowers may make Restricted Payments not otherwise permitted pursuant to this Section 7.06 so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) both before and after giving effect thereto, the pro forma Consolidated Secured Net Leverage Ratio shall be at least 0.25 to 1.00 less than the maximum Consolidated Secured Net Leverage Ratio then permitted pursuant to Section 7.11(a); ~~and~~
(e)
so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Domestic Borrower may declare and make dividend payments of a net type not otherwise permitted pursuant to this Section 7.06 in an aggregate amount not to exceed the greater of (x) $75,000,000 and (y) 30% of Consolidated EBITDA for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), in any fiscal year; and
(f)
so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Domestic Borrower and each of its Subsidiaries may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issuance of Permitted Convertible Indebtedness, in an aggregate amount not to exceed the lesser of (x) $100,000,000 and (y) the remaining amount of Permitted Convertible Indebtedness that may be incurred pursuant to Section 7.02(n).

Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on, or required payment of any interest with respect to, any Permitted Convertible Indebtedness, in each case, in accordance with the terms of the indenture governing such Permitted Convertible Indebtedness, shall not constitute a Restricted Payment; provided that, to the extent both (a) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Indebtedness (excluding any required payment of interest with respect to such Permitted Convertible Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (b) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Indebtedness (including, for the avoidance of doubt, the case where there is no Permitted Bond Hedge Transaction relating to such Permitted Convertible Indebtedness), the payment of such excess cash shall constitute a Restricted Payment notwithstanding this clause (i); and (ii) any required payment with respect to, or required early unwind or settlement of, any Permitted Bond Hedge Transaction or Permitted Warrant Transaction, in each case, in accordance with the terms of the agreement governing such Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall not constitute a Restricted Payment; provided that, to the extent cash is required to be paid under a Permitted Warrant Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent term) thereunder by the Domestic Borrower (or its Affiliate) (including in connection with the exercise and/or early unwind or settlement thereof), the payment of such cash shall constitute a Restricted Payment notwithstanding this clause (ii).

Notwithstanding the foregoing, the Domestic Borrower may repurchase, exchange or induce the conversion of Permitted Convertible Indebtedness by delivery of shares of the Domestic Borrower’s common stock and/or a different series of Permitted Convertible Indebtedness (which series (x) matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the analogous date under the indenture governing the Permitted Convertible Indebtedness that is so repurchased, exchanged or converted and (y) has terms, conditions and covenants that are no less favorable to the Domestic Borrower than the Permitted Convertible Indebtedness that is so repurchased, exchanged or converted (as determined by the board of directors of the Domestic Borrower, or a committee thereof, in good faith)) (any such series of Permitted Convertible Indebtedness, “Refinancing Convertible Notes”) and/or by payment of cash (in an amount that does not exceed the proceeds received by the Domestic Borrower from the substantially concurrent issuance of shares of the Domestic Borrower’s common stock and/or Refinancing Convertible Notes plus the net cash proceeds, if any, received by the Domestic Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Indebtedness that are so repurchased, exchanged or converted, the Domestic Borrower shall (and, for the avoidance of doubt, shall be permitted under this Section 7.06 to) exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Indebtedness that are so repurchased, exchanged or converted.

Notwithstanding anything to the contrary herein, no Loan Party may transfer (whether pursuant to a sale, lease, Disposition, Investment, Restricted Payment or otherwise) any Material Intellectual Property (including any exclusive license or other exclusive rights to such Material Intellectual Property) or any equity interests of any Subsidiary that owns (or exclusively licenses) any Material Intellectual Property to any Subsidiary that is not a Loan Party; provided, however, that the foregoing shall not prohibit a nonexclusive license by a Loan Party of its Material Intellectual Property to a Subsidiary that is not a Loan Party.

Section 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Domestic Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

Section 7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of any Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to any Borrower or such Subsidiary as would be obtainable by the applicable Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to transactions between or among the Loan Parties that are otherwise permitted by the terms of this Agreement and to Qualified Securitization Transactions.

Section 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to any Borrower or any Guarantor or to otherwise transfer property to or invest in any Borrower or any Guarantor, except for any agreement in effect (A) on the date hereof and set forth on Schedule 7.09, (B) at the time any Subsidiary becomes a Subsidiary of a Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of such Borrower or (C) customary restrictions and conditions contained in agreements relating to a Qualified Securitization Transaction or a Permitted Receivables Facility, (ii) of any Subsidiary to Guarantee the Indebtedness of a Borrower or (iii) of a Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(f) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

Section 7.10. Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U ~~of the FRB~~) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

Section 7.11. Financial Covenants.

(a)
Maximum Consolidated Secured Net Leverage Ratio. Permit the Consolidated Secured Net Leverage Ratio for each fiscal quarter of the Domestic Borrower to be greater than 3.25 to 1.00, for any fiscal quarter ending after the Closing Date;

provided, that the Domestic Borrower may, by written notice to the Administrative Agent for distribution to the Lenders (such request to be made in writing by the Domestic Borrower no later than the date on which a Compliance Certificate is required to be delivered pursuant to Sections 6.02(a) or (b) demonstrating the Consolidated Secured Net Leverage Ratio for the fiscal quarter during which a Material Acquisition has occurred), elect to increase the maximum Consolidated Secured Net Leverage Ratio by 0.25 for a period of four (4) consecutive fiscal quarters

(inclusive of the fiscal quarter in which such Material Acquisition occurred) in connection with a Material Acquisition occurring during the first of such four fiscal quarters (such period, an “Elevated Covenant Period”); provided, that the Consolidated Secured Net Leverage Ratio shall have been less than 3.25:1.00 immediately prior to giving effect to such Material Acquisition (as evidenced by calculations delivered to the Administrative Agent, which such calculations shall be in form and substance satisfactory to the Administrative Agent).

(b)
Minimum Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for each fiscal quarter of the Domestic Borrower to be less than ~~3.50~~3.00 to 1.00, for any fiscal quarter ending after the Closing Date.

Section 7.12. Amendments of Organization Documents. Amend any of its Organization Documents in any manner adverse to the Administrative Agent or the other Secured Parties.

Section 7.13. Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year.

Section 7.14. Prepayments of Indebtedness.

(a)
Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness that is subordinated to the Obligations, except regularly scheduled or required repayments or redemptions of Indebtedness set forth in Schedule 7.02 and refinancings and refundings of such Indebtedness in compliance with Section 7.02(d).
(b)
Make any voluntary or optional prepayment, redemption, purchase, defeasance or acquisition for value (including by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) prior to the maturity of any Permitted Convertible Indebtedness, except:
(i)
in connection with any Refinancing Convertible Notes permitted by Section 7.06;
(ii)
so long as (x) no Default or Event of Default then exists or would be caused thereby and (y) after giving pro forma effect thereto, the Consolidated Secured Net Leverage Ratio does not exceed 2.25:1.00, mandatory repayments, repurchases, redemptions or defeasances of Permitted Convertible Indebtedness;
(iii)
payments and prepayments of any Permitted Convertible Indebtedness made solely with the proceeds of common stock or any capital contribution in respect of common stock of the Domestic Borrower, so long as immediately before and after giving effect to any such payment or prepayment, no Default or Event of Default then exists;
(iv)
(A) payments and prepayments of Permitted Convertible Indebtedness as a result of the conversion of all or any portion of such Permitted Convertible Indebtedness whether settled in cash, common stock of the Domestic Borrower or any combination thereof, and (B) payments of interest in respect of Permitted Convertible Indebtedness in the form of payment in kind interest constituting Indebtedness permitted pursuant to Section 7.02; and

(v)
the payment of regularly scheduled interest, expenses and indemnities in respect of Permitted Convertible Indebtedness.

Section 7.15. Amendment of Indebtedness. Amend, modify or change in any manner any term or condition of (a) any Indebtedness set forth in Schedule 7.02, except for (x) any refinancing, refunding, renewal or extension thereof permitted by Section 7.02(d), and ~~except for~~(y) any amendment, modification or change of Indebtedness permitted pursuant to Section 7.02(g) and (b) any indenture, convertible note or similar agreement providing for Permitted Convertible Indebtedness, in any respect which would materially and adversely affect the rights or interests of the Administrative Agent and the Lenders hereunder, in each case, without the prior written consent of the Administrative Agent.

Section 7.16. Sanctions. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swingline Lender, or otherwise) of Sanctions.

Section 7.17. Anti-Corruption Laws. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other anti-corruption legislation in other jurisdictions.

Section 7.18. Outbound Investment Rules. (a) Be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Person were a United States Person, or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

Section 8.01. Events of Default. Any of the following shall constitute an Event of Default:

(a)
Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or
(b)
Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02(a), 6.03(a), 6.03(b), 6.05 (with respect to the existence of a Loan Party), 6.10, 6.11, 6.12, 6.14, 6.17, or Article VII; or

(c)
Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for five days (if such breach relates to terms or provisions of Section 6.02(b) through (m)) or 30 days (if such breach relates to terms or provisions of any other Section of this Agreement or any other Loan Document); or
(d)
Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, with respect to any representation and warranty that is qualified as to materiality or Material Adverse Effect, in any respect) when made or deemed made; or
(e)
Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee (of more than the Threshold Amount) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided, however, that the occurrence of an event or condition entitling holders of Permitted Convertible Indebtedness of the Domestic Borrower to convert such Indebtedness (whether settled in cash, common stock of the Domestic Borrower or any combination thereof) shall not constitute an Event of Default unless such event or condition results from an “event of default” (or similar concept) thereunder or an event of the type that constitutes an Event of Default; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or
(f)
Insolvency Proceedings, Etc. The Domestic Borrower or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, administrator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)
Inability to Pay Debts; Attachment. (i) The Domestic Borrower or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or
(h)
Judgments. There is entered against any Borrower or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)
ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of the Domestic Borrower under Title IV of ERISA in an aggregate amount in excess of the Threshold Amount, or (ii) the Domestic Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or
(j)
Foreign Pension Plans. (i) There occurs any Foreign Plan Event or any Loan Party or an Affiliate thereof takes any action or contravenes any Applicable Law with respect to a Foreign Pension Plan that could reasonably be expected to have a Material Adverse Effect or (ii) Diodes Zetex Limited, Diodes Zetex Semiconductors Limited or the Domestic Borrower fails to perform any obligation required by the Diodes Zetex Pension Scheme and the result of such failure is the ability of the trustees of such scheme to exercise remedies under the Diodes Zetex Pension Scheme Guarantee or the Diodes Zetex Pension Scheme Legal Charge, whether or not such remedies are actually exercised; or
(k)
Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or it becomes unlawful for a Loan Party to perform any of its obligations under the Loan Documents; or
(l)
Change of Control. There occurs any Change of Control; or
(m)
Collateral Documents. Any Collateral Document after delivery thereof pursuant to the terms of the Loan Documents shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby, or any Loan Party shall assert the invalidity of such Liens.

Without limiting the provisions of Article VII, if a Default shall have occurred under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by Administrative

Agent (with the approval of requisite Appropriate Lenders (in their sole discretion)) as determined in accordance with Section 11.01; and once an Event of Default occurs under the Loan Documents, then such Event of Default will continue to exist until it is expressly waived by the requisite Appropriate Lenders or by the Administrative Agent with the approval of the requisite Appropriate Lenders, as required hereunder in Section 11.01.

Section 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)
declare the Commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)
declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;
(c)
require that each Borrower Cash Collateralize its L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and
(d)
exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

Section 8.03. Application of Funds.

(a)
Domestic Persons. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees and any Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers arising under the Loan Documents and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents (other than any Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements), ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreement, ratably among the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the applicable L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the applicable Borrower pursuant to Sections 2.03 and 2.15, ratably among the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fifth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the applicable Borrower or as otherwise required by Law.

Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

(b)
Foreign Persons. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Foreign Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Foreign Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Foreign Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees and any Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers arising under the Loan Documents and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Foreign Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents (other than any Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements), ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Foreign Obligations constituting unpaid principal of the Loans, L/C Borrowings and Foreign Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the applicable L/C Issuers, to Cash Collateralize that portion of L/C Obligations constituting Foreign Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the applicable Borrower pursuant to Sections 2.03 and 2.15, ratably among the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fifth held by them; and

Last, the balance, if any, after all of the Foreign Obligations have been indefeasibly paid in full, to the applicable Borrower or as otherwise required by Law.

Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Foreign Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Foreign Obligations otherwise set forth above in this Section 8.03.

(c)
Cash Management Agreements and Hedge Agreements. Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX

ADMINISTRATIVE AGENT

Section 9.01. Appointment and Authority. (a) Each of the Lenders and each of the L/C Issuers hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders and Secured Parties hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Lender’s or Secured Party’s behalf.

(b)
The Administrative Agent shall also act as the “collateral agent” and as “security trustee” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and each of the L/C Issuers hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent and security trustee of such Lender and such L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto and as set out in the Loan Documents. In this connection, the Administrative Agent, as “collateral agent” and as “security trustee” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 or any other applicable Loan Document for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c)) and any other applicable Loan Document, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” or “security trustee,” as the case may be, under the Loan Documents) as if set forth in full herein with respect thereto.

Section 9.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.

Section 9.03. Exculpatory Provisions. The Administrative Agent, the Sustainability Structuring Agent, or each Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or each Arranger, as applicable, and its Related Parties:

(a)
shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(c)
shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or any L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the Administrative Agent, any Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein.

Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Domestic Borrower, a Lender or an L/C Issuer.

Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 9.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may

presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections.

Section 9.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 9.06. Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Domestic Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Domestic Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)
If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Domestic Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Domestic Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)
With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative

Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Domestic Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Secured Parties and (B) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
(d)
Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swingline Lender. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment by the Domestic Borrower of a successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as applicable, (b) the retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

Section 9.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each L/C Issuer expressly acknowledges that none of the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any Lender or any L/C Issuer as to any matter, including whether the Administrative Agent or any Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and each L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Administrative

Agent, each Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and each L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or an L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or such L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and each L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

Section 9.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, an Arranger, a Lender or an L/C Issuer hereunder.

Section 9.09. Administrative Agent May File Proofs of Claim.

(a)
In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(h) and 2.03(i), 2.09, 2.10(b) and 11.04) allowed in such judicial proceeding; and

(ii)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 2.10(b) and 11.04.
(b)
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer or in any such proceeding.
(c)
The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (B) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (k) of Section 11.01 of this Agreement) and (C) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

Section 9.10. Collateral and Guaranty Matters. Each Lender (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and each L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)
to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders;
(b)
to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(j); and
(c)
to release any Guarantor from its obligations under the Guaranty, and to release any pledge of Equity Interests of such Person, if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Section 9.11. Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of any Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received ~~written notice~~a Secured Party Designation Notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements in the case of a Facility Termination Date.

Section 9.12. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent and each Arranger, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i)
such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)
such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 9.13. Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount.

ARTICLE X

GUARANTY

Section 10.01. The Guaranty.

(a)
Global Guarantors. Each of the Global Guarantors hereby jointly and severally guarantees to the Secured Parties, as primary obligor and not as surety, the prompt payment of all Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Global Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Global Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever (other than as otherwise expressly required pursuant to the Loan Documents), and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
(b)
Foreign Guarantors. Each of the Foreign Guarantors hereby jointly and severally guarantees the Secured Parties, as primary obligor and not as surety, the prompt payment of all Foreign Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. Each of the Foreign Guarantors hereby further agrees that if any of such Foreign Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Foreign Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever (other than as otherwise expressly required pursuant to the Loan Documents), and that in the case of any extension of time of payment or renewal of any of such obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
(c)
Domestic Borrower. The Domestic Borrower hereby guarantees to the Secured Parties, as primary obligor and not as surety, the prompt payment of all Foreign Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Domestic Borrower hereby further agrees that if any of such Foreign Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), it will promptly pay the same, without any demand or notice whatsoever (other than as otherwise expressly required pursuant to the Loan Documents), and that in the case of any extension of time of payment or renewal of any of such obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
(d)
Savings Clause. Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, Swap Contracts or Cash Management Agreements, the obligations of each Guarantor (in its capacity as such) under this Agreement and the other Loan Documents shall (A) exclude any Excluded Swap Obligations with respect to such Guarantor and (B) be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable Law, and any waiver of rights of a Foreign Guarantor made under this Article X which is invalid, ineffective or unenforceable in whole, in part or to any extent under the Applicable Law of the Foreign Guarantor’s jurisdiction of incorporation or operation shall apply only to the extent that such waiver is valid and enforceable.

Section 10.02. Obligations Unconditional.

(a)
Global Guarantors. The obligations of the Global Guarantors under Section 10.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, Swap Contracts or Cash Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.02 that the obligations of the Global Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Global Guarantor agrees that such Global Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers or any other Guarantor for amounts paid under this Article X until such time as the Obligations have been paid in full and the Commitments have expired or terminated.
(b)
Foreign Guarantors. The obligations of the Foreign Guarantors under Section 10.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, Swap Contracts or Cash Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Foreign Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.02 that the obligations of the Foreign Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each of the Foreign Guarantors agrees that such Foreign Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Foreign Borrower, the Domestic Borrower or any other Guarantor for amounts paid under this Article X until such time as the Obligations have been paid in full and the Commitments have expired or terminated.
(c)
Domestic Borrower. The obligations of the Domestic Borrower under Section 10.01 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, Swap Contracts or Cash Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Foreign Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.02 that the obligations of the Domestic Borrower hereunder shall be absolute and unconditional under any and all circumstances. The Domestic Borrower agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Foreign Borrower or any other Guarantor for amounts paid under this Article X until such time as the Obligations have been paid in full and the Commitments have expired or terminated.
(d)
Certain Waivers. Without limiting the generality of the foregoing subsections (a), (b) and (c), it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of the Domestic Borrower or any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(i)
at any time or from time to time, without notice to the Domestic Borrower or any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;
(ii)
any of the acts mentioned in any of the provisions of any of the Loan Documents, any Swap Contract between any Loan Party and any Lender or any Affiliate of a Lender, any Cash Management Agreement between any Loan Party and any Lender or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Cash Management Agreements shall be done or omitted;
(iii)
the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Swap Contract between any Loan Party and any Lender or any Affiliate of a Lender, any Cash Management Agreement between any Loan Party and any Lender or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Cash Management Agreements shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(iv)
any Lien granted to, or in favor of, the Administrative Agent acting as “collateral agent” in accordance with Section 9.01(b) or any holder of the Obligations as security for any of the Obligations shall fail to attach or be perfected; or
(v)
any of the Obligations shall be determined to be void or voidable (including for the benefit of any creditor of the Domestic Borrower or any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of the Domestic Borrower or any Guarantor).
(e)
Certain Additional Waivers.
(i)
With respect to its obligations under this Article X, the Domestic Borrower and each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices (other than as otherwise expressly required pursuant to the Loan Documents) whatsoever, and any requirement that the Administrative Agent or any other holder of the Obligations exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Swap Contract between any Loan Party and any Lender or any Affiliate of a Lender, any Cash Management Agreement between any Loan Party and any Lender or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Cash Management Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations; and

(ii)
Each Loan Party waives any rights and defenses that are or may become available to it by reason of §§ 2787 to 2855, inclusive, and §§ 2899 and 3433 of the California Civil Code. As provided below, this Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. The foregoing waivers and the provisions hereinafter set forth in this Guaranty which pertain to California law are included solely out of an abundance of caution, and shall not be construed to mean that any of the above referenced provisions of California law are in any way applicable to this Guaranty or the Obligations.
(iii)
The Domestic Borrower and each Guarantor hereby expressly waives (a) any defense arising by reason of any disability or other defense of the Borrowers or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of any Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrowers or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against the Borrowers or any other Loan Party, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations.

Section 10.03. Reinstatement.

(a)
Global Guarantors. The obligations of each Global Guarantor under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Global Guarantor agrees that it will indemnify each Secured Party on demand for all reasonable costs and expenses (including the reasonable fees, charges and disbursements of counsel) incurred by such Person in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar Law.
(b)
Foreign Guarantors. The obligations of each Foreign Guarantor under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Foreign Obligations is rescinded or must be otherwise restored by any holder of any of the Foreign Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each of the Foreign Guarantors agrees that it will indemnify each Secured Party on demand for all reasonable costs and expenses (including the reasonable fees, charges and disbursements of counsel) incurred by such Person in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar Law.

(c)
Domestic Borrower. The obligations of the Domestic Borrower under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Foreign Obligations is rescinded or must be otherwise restored by any holder of any of the Foreign Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Domestic Borrower agrees that it will indemnify each Secured Party on demand for all reasonable costs and expenses (including the reasonable fees, charges and disbursements of counsel) incurred by such Person in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar Law.

Section 10.04. Subrogation and Contribution. The Domestic Borrower and each Guarantor agrees that it shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 10.02 and through the exercise of rights of contribution pursuant to Section 10.06.

Section 10.05. Remedies.

(a)
Global Guarantors. Each of the Global Guarantors agrees that, to the fullest extent permitted by Law, as between the Global Guarantors, on the one hand, and holders of the Obligations, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8.02) for purposes of Section 10.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Global Guarantors for purposes of Section 10.01. The Global Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the holders of the Obligations may exercise their remedies thereunder in accordance with the terms thereof.
(b)
Foreign Guarantors. Each of the Foreign Guarantors agrees that, to the fullest extent permitted by Law, as between the Foreign Guarantors, on the one hand, and the holders of the Foreign Obligations, on the other hand, the Foreign Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8.02) for purposes of Section 10.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Foreign Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Foreign Obligations being deemed to have become automatically due and payable), the Foreign Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Foreign Guarantors for purposes of Section 10.01. Each of the Foreign Guarantors acknowledges and agrees that its obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the holders of the Foreign Obligations may exercise their remedies thereunder in accordance with the terms thereof.
(c)
Domestic Borrower. The Domestic Borrower agrees that, to the fullest extent permitted by Law, as between the Domestic Borrower, on the one hand, and the holders of the Foreign Obligations, on the other hand, the Foreign Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8.02) for purposes of Section 10.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Foreign Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Foreign Obligations being deemed to have become automatically due and payable), the Foreign Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Domestic Borrower for purposes of Section 10.01. The Domestic Borrower acknowledges and agrees that its obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the holders of the Foreign Obligations may exercise their remedies thereunder in accordance with the terms thereof.

Section 10.06. Rights of Contribution.

(a)
Global Guarantors. The Domestic Borrower and the Global Guarantors hereby agree as among themselves that, in connection with payments made under this Article X, each Global Guarantor shall have a right of contribution from each other Global Guarantor and the Domestic Borrower (with respect to its guaranty under Section 10.01(c)) in accordance with applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated, and none of the Global Guarantors shall exercise any such contribution rights until the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated.
(b)
Foreign Guarantors. The Domestic Borrower, the Global Guarantors and the Foreign Guarantors hereby agree as among themselves that, in connection with payments made under this Article X, the Foreign Guarantors shall have a right of contribution from the Domestic Borrower (with respect to its guaranty under Section 10.01(c)) and each other Guarantor in accordance with applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated, and none of the Foreign Guarantors shall exercise any such contribution rights until the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated.

Section 10.07. Guarantee of Payment; Continuing Guarantee.

(a)
Global Guarantors. The guarantee given by the Global Guarantors in this Article X is a guaranty of payment and not of collection, is a continuing guarantee, shall apply to all Obligations whenever arising and shall remain in full force and effect until the Facility Termination Date.
(b)
Foreign Guarantors. The guarantee given by the Foreign Guarantors in this Article X is a guaranty of payment and not of collection, is a continuing guarantee, shall apply to all Foreign Obligations whenever arising and shall remain in full force and effect until the Facility Termination Date.
(c)
Domestic Borrower. The guarantee given by the Domestic Borrower in this Article X is a guaranty of payment and not of collection, is a continuing guarantee, shall apply to all Foreign Obligations whenever arising and shall remain in full force and effect until the Facility Termination Date.

Section 10.08. Additional Guarantor Waivers and Agreements.

(a)
Each Loan Party understands and acknowledges that if the Secured Parties foreclose judicially or nonjudicially against any real property security for the Obligations, that foreclosure could impair or destroy any ability that such Loan Party may have to seek reimbursement, contribution, or indemnification from any other Loan Party or others based on any right such Loan Party may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by such Loan Party under this Guaranty. Each Loan Party further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of such Loan Party’s rights, if any, may entitle such Loan Party to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968). By executing this Guaranty, each Loan Party freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that such Loan Party will be fully liable under this Guaranty even though the Secured Parties may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations; (ii) agrees that such Loan Party will not assert that defense in any action or proceeding which the Secured Parties may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by such Loan Party in this Guaranty include any right or defense that such Loan Party may have or be entitled to assert based upon or arising out of any one or more of §§ 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or § 2848 of the California Civil Code; and (iv) acknowledges and agrees that the Secured Parties are relying on this waiver in creating the Obligations, and that this waiver is a material part of the consideration which the Secured Parties are receiving for creating the Obligations.
(b)
Each Loan Party waives all rights and defenses that such Loan Party may have because any of the Obligations is secured by real property. This means, among other things: (i) the Secured Parties may collect from any Loan Party without first foreclosing on any real or personal property collateral pledged by the other Loan Parties; and (ii) if the Secured Parties foreclose on any real property collateral pledged by the other Loan Parties: (A) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) the

Secured Parties may collect from any Loan Party even if the Secured Parties, by foreclosing on the real property collateral, have destroyed any right such Loan Party may have to collect from the other Loan Parties. This is an unconditional and irrevocable waiver of any rights and defenses each Loan Party may have because any of the Obligations is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon § 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

(c)
Each Loan Party waives any right or defense it may have at law or equity, including California Code of Civil Procedure § 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.
(d)
Each Loan Party waives all rights and defenses arising out of an election of remedies by the Secured Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed such Loan Party’s rights of subrogation and reimbursement against the Borrowers or any other Loan Party by the operation of § 580d of the California Code of Civil Procedure or otherwise.
(e)
Each Loan Party waives any and all rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to such Loan Party by virtue of Sections 2787 to 2855, inclusive, of the California Civil Code.

Section 10.09. Appointment of Domestic Borrower. Each of the Loan Parties hereby appoints the Domestic Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Domestic Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Domestic Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, an L/C Issuer or a Lender to the Domestic Borrower shall be deemed delivered to each Loan Party and (c) the

Administrative Agent, the L/C Issuers or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Domestic Borrower on behalf of each of the Loan Parties. The Foreign Borrower, each Foreign Guarantor and each other Loan Party hereby consents to the service of process in any suit, action or proceeding by the mailing thereof by the Administrative Agent or any Lender by hand or overnight courier service or mailed by certified or registered mail, at the notice address of the Domestic Borrower set forth on Schedule 11.02, and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law, or shall limit the right to sue in any other jurisdiction.

Section 10.10. Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).

The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

Section 10.11. Condition of Borrowers.

Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrowers and any other guarantor such information concerning the financial condition, business and operations of the Borrowers and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrowers or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

ARTICLE XI

MISCELLANEOUS

Section 11.01. Amendments, Etc. Subject to Section 3.03, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:

(a)
waive any condition set forth in Section 4.01(a) without the written consent of each Lender;
(b)
waive any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility without the written consent of the Required Revolving Lenders;
(c)
extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;
(d)
postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments, if any) of principal, interest, fees or other amounts due to the Lenders (or any of them) or reduce the amount of, waive or excuse any such payment hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;
(e)
reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;
(f)
(i) change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, or (ii) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation, in each case, without the written consent of each Lender directly affected thereby, or (iii) except as otherwise permitted under Section 9.10 (as in effect as of the Closing Date), subordinate, or have the effect of subordinating, any of the Liens securing the Obligations to any Liens securing any other Indebtedness or other obligation, or otherwise adversely affect the priority of any of the Liens securing the Obligations relative to any other Liens, in each case, without the written consent of each Lender directly affected thereby, or (iv) change the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05 or 2.06 in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (A) if such Facility is an Incremental Term Facility, the Required Incremental Term Lenders and (B) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders;
(g)
change (i) any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 11.01(g)), without the written consent of each Lender or (ii) the definition of “Required Revolving Lenders” or “Required Incremental Term Lenders” without the written consent of each Lender under the applicable Facility;
(h)
release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(i)
release all or substantially all of the value of the Guaranty without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);
(j)
release any Borrower or permit any Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each Lender;
(k)
impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is an Incremental Term Facility, the Required Incremental Term Lenders and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; or
(l)
amend Section 1.06 or the definition of “Alternative Currency”, “Alternative Currency Daily Rate”, or “Alternative Currency Term Rate” other than as provided for below or as provided in Section 1.06, without the written consent of each Revolving Credit Lender; and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, each Lender that is providing new or increased Commitments pursuant to Sections 2.17 or Section 2.18, as applicable, and the Borrowers (i) to add one or more additional revolving credit or incremental term loan facilities to this Agreement, in each case subject to the applicable limitations in Section 2.17 and Section 2.18 and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.

Notwithstanding anything to the contrary herein, this Agreement or any provision hereof may be amended, amended and restated, supplemented or otherwise modified without the consent of a Lender (but with the consent of the Borrowers, the Administrative Agent and the other Lenders whose consent is required pursuant to this Section 11.01) if, upon giving effect to such amendment, amendment and restatement, supplement or other modification, by the terms of such agreement, such Lender shall no longer be a party hereto, the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and such Lender shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement.

Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, Bank of America in its capacity as L/C Issuer with respect to Letters of Credit denominated in Alternative Currencies, the Borrowers and the Lenders affected thereby to amend the definitions of “Alternative Currency”, “Alternative Currency Daily Rate”, “Alternative Currency Term Rate”, or Section 1.06, as applicable, solely to add additional currency options and the applicable interest rate with respect thereto, in each case solely to the extent permitted pursuant to Section 1.06.

Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Borrowers acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrowers shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.

Section 11.02. Notices; Effectiveness; Electronic Communication.

(a)
Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by ~~facsimile or~~ e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)
if to any Borrower or any other Loan Party, the Administrative Agent, any L/C Issuer or the Swingline Lender, to the address, ~~facsimile number,~~ e-mail address or telephone number specified for such Person on Schedule 11.02; and
(ii)
if to any other Lender, to the address, ~~facsimile number,~~ e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrowers).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received~~; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the~~

~~recipient)~~. Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

This Agreement was prepared by:	Chapman and Cutler LLP
~~201~~650 South ~~College~~Tryon Street, Suite ~~1600~~200
Charlotte, NC ~~28244~~28202
Attention: René LeBlanc-Allman
Phone: (980) 495-7301
E-mail: rleblanc@chapman.com

(b)
Electronic Communications. Notices and other communications to the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging and Internet or intranet websites) pursuant to an electronic communications agreement (or such other procedures approved by the Administrative Agent in its sole discretion); provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or any L/C Issuer pursuant to Article II if such Lender, the Swingline Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swingline Lender, any L/C Issuer or the Borrowers may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) and (ii) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgment) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)
The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION

WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s, any Loan Party’s or the Administrative Agent’s

transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.

(d)
Change of Address, Etc. Each of the Borrowers, the Administrative Agent, each L/C Issuer and the Swingline Lender may change its address~~, facsimile~~ or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address~~, facsimile~~ or telephone number or e-mail address for notices and other communications hereunder by notice to the Domestic Borrower, the Administrative Agent, each L/C Issuer and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone ~~number, facsimile~~ number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their respective securities for purposes of United States Federal or state securities laws.
(e)
Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Committed Loan Notices, Letter of Credit Applications, Notices of Loan Prepayment and Swingline Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall, jointly and severally, indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 11.03. No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and all the L/C Issuers; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 11.04. Expenses; Indemnity; Damage Waiver.

(a)
Costs and Expenses. Each Borrower and each other Loan Party shall, jointly and severally, pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of one primary counsel for the Administrative Agent and one local counsel for the Administrative Agent in each relevant jurisdiction), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of one primary counsel for the Administrative Agent, any Lender or any L/C Issuer, taken as a whole, and one local counsel for all such Persons, taken as a whole, in each relevant jurisdiction) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)
Indemnification. Each Borrower and each other Loan Party shall, jointly and severally, indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of one primary counsel for the Indemnitees, taken as a whole, one local counsel in each relevant jurisdiction for the Indemnitees, taken as a whole, and solely in the case of an actual or potential conflict of interest, one additional counsel in each relevant jurisdiction for all affected Indemnitees, taken as a whole) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of the Borrowers and that is brought by an Indemnitee against another Indemnitee (other than against the Arrangers or the Administrative Agent in their capacities as such). Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)
Reimbursement by Lenders. To the extent that the Borrowers or other Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b), as applicable, of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), an Arranger, any L/C Issuer, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the aggregate unused Revolving Credit Commitments plus the Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Revolving Credit Lender) at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further, that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), an Arranger, any L/C Issuer or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Arranger, such L/C Issuer or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
(d)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)
Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f)
Foreign Borrower/Foreign Guarantors. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the obligations of the Foreign Borrower and the Foreign Guarantors with respect to the indemnification and expense reimbursement obligations set forth in this Section 11.04 and Section 11.02(e) shall, to the extent reasonably ascertainable, be limited to losses, claims, damages, liabilities, costs and expenses arising out of or relating to the obligations of Foreign Borrower and the Foreign Guarantors under this Agreement and the other Loan Documents (including the enforcement thereof) and the Foreign Borrower’s use or proposed use of the proceeds of any Loan made to the Foreign Borrower or Letter of Credit issued for the account of the Foreign Borrower or Foreign Guarantor.
(g)
Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuers and the Swingline Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

Section 11.05. Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect in the applicable currency of such recovery or repayment. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 11.06. Successors and Assigns.

(a)
Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that neither the Borrowers nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (except as otherwise permitted pursuant to Section 7.04) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)
Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts.
(A)
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such Assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)
in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of any Incremental Term Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Domestic Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;
(iii)
Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)
the consent of the Domestic Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Domestic Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(B)
the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Revolving Credit Commitment if such assignment is to a Person that is not a Revolving Credit Lender, an Affiliate of such Revolving Credit Lender or an Approved Fund with respect to such Revolving Credit Lender or (ii) any Incremental Term Loan (if any), if in each case, such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and
(C)
the consent of each L/C Issuer and the Swingline Lender shall be required for any assignment in respect of the Revolving Credit Facility.
(iv)
Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)
No Assignment to Certain Persons. No such assignment shall be made (A) to any Borrower or any of its Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person).
(vi)
Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Domestic Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto, subject to Sections 9.06(a) and 11.06 but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)
Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)
Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit for a natural Person, a Defaulting Lender or the Domestic Borrower or any of the Domestic Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Loan Parties agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at such Borrower’s request and expense, to use reasonable efforts to cooperate with such

Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of such Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)
Resignation as L/C Issuer or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer or the Swingline Lender assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to subsection (b) above, (i) such L/C Issuer may, upon 30 days’ notice to the Domestic Borrower and the Lenders, resign as L/C Issuer and/or (ii) the Swingline Lender may, upon 30 days’ notice to the Domestic Borrower, resign as Swingline Lender. In the event of any such resignation as an L/C Issuer or Swingline Lender, the Domestic Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swingline Lender hereunder; provided that no failure by the Domestic Borrower to appoint any such successor shall affect the resignation of the applicable L/C Issuer or the Swingline Lender as an L/C Issuer or Swingline Lender, as the case may be. If an L/C Issuer resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swingline Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the applicable retiring L/C Issuer to effectively assume the obligations of such applicable retiring L/C Issuer with respect to such Letters of Credit.

Section 11.07. Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.17(c) and Section 2.18(b) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to a Borrower and its respective obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating a Borrower or its Subsidiaries or the credit facilities provided hereunder, (ii) the provider of any Platform or other electronic delivery service used by the Administrative Agent, any L/C Issuer or the Swingline Lender to deliver Borrower Materials or notices to the Lenders or (iii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Domestic Borrower, (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Domestic Borrower or (j) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrowers or violating the terms of this Section 11.07. For purposes of this Section, “Information” means all information received from the Domestic Borrower or any Subsidiary thereof relating to the Domestic Borrower or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Domestic Borrower or any Subsidiary thereof; provided that, in the case of information received from the Domestic Borrower or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person.

Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Domestic Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties.

Section 11.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, such L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Domestic Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 11.09. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 11.10. Counterparts; Integration; Effectiveness. This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by ~~facsimile or~~ e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such ~~facsimile transmission or~~ e-mail transmission shall be promptly followed by such manually executed counterpart.

Section 11.11. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

Section 11.12. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, any L/C Issuer or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 11.13. Replacement of Lenders.

(a)
If the Domestic Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Domestic Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)
the Domestic Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b);
(ii)
such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(iii)
in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)
such assignment does not conflict with applicable Laws; and
(v)
in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
(b)
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Domestic Borrower to require such assignment and delegation cease to apply.
(c)
Each party hereto agrees that (i) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Domestic Borrower, the Administrative Agent and the assignee and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided further that any such documents shall be without recourse to or warranty by the parties thereto.
(d)
Notwithstanding anything in this Section 11.13 to the contrary, (A) any Lender that acts as an L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to such outstanding Letter of Credit and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06.

Section 11.14. Governing Law; Jurisdiction; Etc.

(a)
GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)
SUBMISSION TO JURISDICTION. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF

THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)
WAIVER OF VENUE. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER, AND TO THE PARTIES, PROVIDED FOR NOTICES IN SECTION 10.09 AND SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 11.15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.16. California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision; provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 11.04, the Domestic Borrower shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

Section 11.17. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower and each other Loan Party acknowledges and agrees, and acknowledges their respective Affiliates’ understandings, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, and the Lenders and their respective Affiliates are arm’s-length commercial transactions between each Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates, on the other hand, (B) each Borrower and each other Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Arranger and each Lender and their respective Affiliates each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower, or any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any Arranger nor any Lender nor any of their respective Affiliates has any obligation to any Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of any Borrower, any other Loan Party and their respective Affiliates, and neither the Administrative Agent, nor any Arranger, nor any Lender nor any of their respective Affiliates has any obligation to disclose any of such interests to any Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, any Arranger or any Lender or any of their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 11.18. Electronic Execution of Assignments and Certain Other Documents.

This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent, the L/C Issuer, the Swingline Lender, and each Lender (collectively, each a “Credit Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and (b) upon the request of the Administrative Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Neither the Administrative Agent, L/C Issuer nor Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swingline Lender’s reliance on any Electronic Signature transmitted by ~~telecopy, emailed~~email, .pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Credit Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

Section 11.19. USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act. Each Borrower and each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Section 11.20. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 11.21. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under Applicable Law).

Section 11.22. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the ~~write-down~~Write-Down and ~~conversion powers~~Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b)
the effects of any Bail-~~in~~In Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 11.23. Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)
As used in this Section 11.23, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 11.24. Subordination. Each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Secured Parties or resulting from such Subordinating Loan Party's performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. If the Secured Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Agreement. Without limitation of the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to

Intercompany Debt; provided, that in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section 11.24, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent.

Section 11.25. Amendment and Restatement; No Novation. (a) This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, as amended, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any debt or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement, as amended, shall be amended, supplemented, modified and restated in their entirety by the credit facilities described herein, and all loans and other obligations of the Borrowers outstanding as of such date under the Existing Credit Agreement, as amended, to the extent not repaid in accordance with the terms herein, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the respective Commitments of the Lenders hereunder.

(b)
On the Closing Date, (i) all outstanding loans under the Existing Credit Agreement (“Existing Loans”) made by any Person that is a “Lender” under the Existing Credit Agreement which is not a Lender hereunder (each, an “Exiting Lender”) shall be repaid in full and the commitments and other obligations and rights (except as expressly set forth in the Existing Credit Agreement) of such Exiting Lender shall be terminated, (ii) all outstanding Existing Loans constituting Revolving Credit Loans under the Existing Credit Agreement that are not being repaid under clause (i) above shall be repaid in accordance with Section 4.01(c), if necessary, or if not necessary, be deemed Revolving Credit Loan hereunder in accordance with Section 2.01(b) and the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Revolving Credit Loans, together with any Revolving Credit Loans funded on the Closing Date, are in accordance with the relevant Applicable Percentages of the Lenders hereunder, (iii) [reserved], (iv) there shall have been paid in cash in full all accrued but unpaid interest on the Existing Loans to the Closing Date, (v) there shall have been paid in cash in full all accrued but unpaid fees under the Existing Credit Agreement due to the Closing Date and all other amounts, costs and expenses then owing to any of the Existing Lenders and/or Bank of America, as administrative agent under the Existing Credit Agreement, (vi) all outstanding Letters of Credit under the Existing Credit Agreement shall be Letters of Credit hereunder and (vii) all outstanding promissory notes issued by the Borrowers to the Existing Lenders under the Existing Credit Agreement shall be promptly returned to the Administrative Agent which shall forward such notes to the Borrowers for cancellation and be replaced with amended and restated promissory notes.
(c)
In furtherance of the foregoing the parties hereto hereby confirm that each of the Collateral Documents entered into in connection with the Existing Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and reaffirmed as if fully restated as of the date hereof by this Credit Agreement; provided that: (a) all references therein to the “Credit Agreement” shall be deemed to be references to this Credit Agreement, (b) all references to “Administrative Agent” shall be deemed to be references to Bank of America, N.A., in its capacity as Administrative Agent under this Credit Agreement; and (c) all references to “Lenders” shall be deemed to be references to the Lenders under this Credit Agreement. The Collateral Documents are hereby confirmed, ratified and reaffirmed by this Credit Agreement and shall extend to, and shall secure and guaranty, or continue to secure and guarantee (as the case may be) the Obligations as defined herein and such Collateral Documents shall not be otherwise affected or discharged by the terms of this Credit Agreement.

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EXHIBIT B

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AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 2.01 - Commitments and Applicable Percentages

Lender	Revolving Credit Commitment	Revolving Credit Applicable Percentage

Total	$225,000,000.00	100.000000000%

EXHIBIT B

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AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 5.09 (Environmental Matters)

EXHIBIT B

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AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 5.17 (Intellectual Property Matters)

EXHIBIT B

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AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 7.02 (Existing Indebtedness)

EXHIBIT B

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AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 7.09 (Burdensome Agreements)

EXHIBIT B

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AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 11.02 (Administrative Agent’s Office, Certain Addresses for Notices)

EXHIBIT C

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AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit D (Form of Compliance Certificate) of the Credit Agreement